UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): April 9, 2003

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                Commission File Number:         95-2635431
         --------                                                ----------
(State or other jurisdiction             1-8383               (I.R.S. Employer
     of incorporation)                                       Identification No.)

                10050 Bandley Drive, Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OF ASSETS.

On April 9, 2003, Mission West Properties, Inc. (the "Company") acquired a 36 acre seven building campus style office/R&D project comprised of approximately 625,000 rentable square feet at San Tomas and Central Expressway in Santa Clara, California, also known as the San Tomas Technology Park. The San Tomas Technology Park is currently approximately 90% leased. NEC Electronics America, Inc.'s headquarters occupies three buildings totaling approximately 355,000 rentable square feet, or 57%, of the total project. JDS Uniphase Corporation leases one building consisting of approximately 46,000 rentable square feet, or 7%, of the project. One building consisting of approximately 63,000 rentable square feet is being leased to one of the sellers for a period of two years. Auspex Systems, Inc. occupies one building totaling approximately 98,000 rentable square feet, or 16%, of the project. The project was acquired for $110 million from BRE/San Tomas I LLC and BRE/San Tomas II LLC and financed with a combination of debt and cash reserves. The debt component is comprised of a new short term mortgage note with a commercial bank secured with the assets in the acquisition for the sum of $80 million at LIBOR plus 150 basis points and matures in 120 days. The Company paid a financing fee of $150,000. The Company is in the process of securing long term mortgage debt to retire this short term credit facility. In addition, the Company utilized approximately $19.2 million of its operating line of credit with Cupertino National Bank in connection with this acquisition. The Company anticipates its first year cash return on this project to be approximately 10%.

ITEM 5. OTHER ITEMS.

The following information regarding the acquisition of property described in
Item 2 is provided pursuant to Rule 100(a) of Regulation G and Regulation FD.

The Company believes the acquisition described in Item 2 and the effects of tenant lease renegotiations to result in a net increase in earnings per share and funds from operation in 2003 and 2004 as set forth below:

                                             Additional EPS and FFO Per Share In
                                                 2003              2004
                                              ----------        ----------
                                              (Dollars in thousands, except
                                                   per share amounts)

      Additional net income                         $520              $190
                                              ==========        ==========
      Additional earnings per share to
      common stockholders                          $0.03             $0.01
                                              ==========        ==========
      Estimated weighted average
      shares of common stock (diluted)        17,700,000        17,700,000
                                              ==========        ==========

      Additional FFO Calculation:

      Additional net income                        $ 520             $ 190
      Add:
          Additional minority
            interests                              2,539               930
          Additional depreciation                  1,594             2,125
                                              ----------        ----------
      Additional FFO                              $4,653            $3,245
                                              ==========        ==========
      Additional FFO per share (5)                 $0.04             $0.03
                                              ==========        ==========

The matters described in this Item 5 and certain matters in the response under
Item 2 contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the Company's success in leasing vacant properties, renewing expiring leases, the effects of acquisitions of additional properties, and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED.

The required financial statements and other financial information related to the San Tomas Technology Park Acquisition will be filed by amendment to this Current Report on Form 8-K within 60 days after the date by which this report was required to be filed.

(b)   PRO FORMA FINANCIAL INFORMATION.

The required pro forma financial information of the Company pertaining to the San Tomas Technology Park Acquisition will be filed by amendment to this Current Report on Form 8-K within 60 days after the date by which this report was required to be filed.

(c)   EXHIBITS

Exhibit No.    Description
-----------    -----------
10.44          Agreement of Purchase and Sale
99.1           Press release of the Company dated April 16, 2003 announcing the results of operations of the Company for the quarter ended March
               31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

(a) The following information is being furnished by the Company as required for
Item 12(a) of this report and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934:

On April 16, 2003, the Company issued a press release announcing its earnings results for the quarter ended March 31, 2003. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 12(a) of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MISSION WEST PROPERTIES, INC.

            Date: April 23, 2003   By: /s/ Wayne N. Pham
                                       ----------------------------------------
                                       Wayne N. Pham
                                       Vice President of Finance and Controller

EXHIBIT INDEX

    Exhibit
    Number          Description
    =======         ===========
     10.44          Agreement of Purchase and Sale
     99.1           Press Release dated April 16, 2003

EXHIBIT 10.44

                         AGREEMENT OF PURCHASE AND SALE

                                      among

                           BRE/SAN TOMAS I L.L.C. and

                       BRE/SAN TOMAS II L.L.C., the SELLER

                                       and

                    MISSION WEST PROPERTIES, L.P., the BUYER

                            Dated as of April 8, 2003

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS .......................................................  1

         SECTION 1.1.   Defined Terms .......................................  1

ARTICLE II SALE, PURCHASE PRICE AND CLOSING .................................  3

         SECTION 2.1.   Sale of Asset .......................................  3

         SECTION 2.2.   Purchase Price ......................................  4

         SECTION 2.3.   The Closing .........................................  4

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER ....................  4

         SECTION 3.1.   General Seller Representations and Warranties .......  4

         SECTION 3.2.   Representations and Warranties of the Seller
                        as to the Asset .....................................  5

ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER ...........  5

         SECTION 4.1.   Representations and Warranties of the Buyer .........  5

         SECTION 4.2.   Covenants of the Buyer ..............................  6

ARTICLE V CLOSING DELIVERIES ................................................  6

         SECTION 5.1.   Buyer Closing Deliveries ............................  6

         SECTION 5.2.   Seller Closing Deliveries ...........................  7

ARTICLE VI INSPECTIONS; RELEASE .............................................  8

         SECTION 6.1.   Right of Inspection .................................  8

         SECTION 6.2.   Examination; No Contingencies .......................  8

         SECTION 6.3.   Release .............................................  9

ARTICLE VII TRANSACTION COSTS ............................................... 10

         SECTION 7.1.   Transaction Costs ................................... 10

ARTICLE VIII ADJUSTMENTS .................................................... 11

         SECTION 8.1.   Fixed Rents and Additional Rents .................... 11

         SECTION 8.2.   Taxes and Assessments ............................... 12

         SECTION 8.3.   Water and Sewer Charges ............................. 12

         SECTION 8.4.   Utility Charges ..................................... 12

         SECTION 8.5.   Contracts ........................................... 12

         SECTION 8.6.   Miscellaneous Revenues .............................. 12

         SECTION 8.7.   Security Deposits ................................... 12

         SECTION 8.8.   Other ............................................... 13

         SECTION 8.9.   Re-Adjustment ....................................... 13

ARTICLE IX INDEMNIFICATION .................................................. 13

         SECTION 9.1.   Indemnification by the Seller ....................... 13

         SECTION 9.2.   Indemnification by the Buyer ........................ 13

         SECTION 9.3.   Limitations on Indemnification ...................... 13

         SECTION 9.4.   Survival ............................................ 13

         SECTION 9.5.   Indemnification as Sole Remedy ...................... 13

ARTICLE X TAX CERTIORARI PROCEEDINGS ........................................ 14

         SECTION 10.1.  Prosecution and Settlement of Proceedings ........... 14

         SECTION 10.2.  Application of Refunds or Savings ................... 14

         SECTION 10.3.  Survival ............................................ 14

ARTICLE XI MISCELLANEOUS .................................................... 14

         SECTION 11.1.  Brokers ............................................. 14

         SECTION 11.2.  Successors and Assigns; No Third-Party
                        Beneficiaries ....................................... 14

         SECTION 11.3.  Assignment .......................................... 14

         SECTION 11.4.  Notices ............................................. 14

         SECTION 11.5.  Entire Agreement .................................... 15

         SECTION 11.6.  Amendments .......................................... 15

         SECTION 11.7.  No Waiver ........................................... 15

         SECTION 11.8.  Governing Law ....................................... 15

         SECTION 11.9.  Severability ........................................ 15

         SECTION 11.10. Section Headings .................................... 15

         SECTION 11.11. Counterparts ........................................ 15

         SECTION 11.12. Acceptance of Deed .................................. 15

         SECTION 11.13. Construction ........................................ 16

         SECTION 11.14. Recordation ......................................... 16

         SECTION 11.15. Waiver of Jury Trial ................................ 16

         SECTION 11.16. Submission to Jurisdiction .......................... 16

         SECTION 11.17. Unisys Indemnity .................................... 16

Exhibits
--------

Exhibit A         -     Form of Tenant Estoppel Certificate
Exhibit B         -     Form of Assignment of Leases
Exhibit C         -     Form of Assignment of Contracts
Exhibit D         -     Form of Assignment of Unisys Indemnity
Exhibit E         -     Form of BRE I Lease
Exhibit F         -     Form of Tenant Notices
Exhibit G         -     Form of Letter of Credit Notice
Exhibit H         -     Form of Grant Deed
Exhibit I         -     Form of Bill of Sale
Exhibit J         -     Form of FIRPTA Certificate

Schedules
---------

Schedule A        -     Land
Schedule 2.1(ii)  -     Personal Property
Schedule 2.1(iv)  -     Warranties
Schedule 3.2(a)   -     Contracts
Schedule 3.2(b)   -     Space Leases
Schedule 3.2(c)   -     Brokerage Commissions and Agreements
Schedule 3.2(e)   -     Litigation and Pending Actions
Schedule 4.2(a)   -     Leasing Costs
Schedule 6.3      -     Insurance Policies
Schedule 8.1(a)   -     Additional Rent Due to Seller
Schedule 8.7      -     Security Deposits Held by the Seller
Schedule 10.1     -     Tax Appeals

                         AGREEMENT OF PURCHASE AND SALE

      AGREEMENT OF PURCHASE AND SALE (this "Agreement"), made as of the 8th day of April, 2003 between BRE/SAN TOMAS I L.L.C., a Delaware limited liability company ("BRE I") and BRE/SAN TOMAS II L.L.C., a Delaware limited liability company ("BRE II"; collectively with BRE I, the "Seller") and Mission West Properties, L.P., a Delaware limited partnership (the "Buyer").

                                   Background

      A. The Seller is the owner of those certain parcels of land located in City of Santa Clara, California as more particularly described on Schedule A attached hereto (the "Land") together with all of the buildings and other improvements located on the Land (the "Improvements"; the Land and the Improvements, collectively, the "Property") commonly known as Central at San Tomas. The Property, together with the Asset-Related Property (as defined below), shall be referred to herein, collectively, as the "Asset".

      B. The Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, the Asset on the terms and conditions hereinafter set forth.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Defined Terms. The capitalized terms used herein will have the following meanings.

      "Additional Rent" shall have the meaning assigned thereto in subsection 8.1(a).

      "Agreement" shall mean this Agreement of Purchase and Sale, together with the exhibits and schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified.

      "Asset" shall have the meaning assigned thereto in "Background" paragraph
A.

      "Asset-Related Property" shall have the meaning assigned thereto in subsection 2.1(b).

      "Assignment of Contracts" shall have the meaning assigned thereto in subsection 5.1(a)(i)(B).

      "Assignment of Leases" shall have the meaning assigned thereto in subsection 5.1(a)(i)(A).

      "Assignment of Unisys Indemnity" shall have the meaning assigned thereto in subsection 5.1(a)(i)(C).

      "Basket Limitation" shall mean an amount equal to $500,000. The Basket Limitation will not apply to any third party claims arising from or during the Seller's ownership of the Asset.

      "Bill of Sale" shall have the meaning assigned thereto in subsection 5.2(a)(i)(C).

      "BRE I Lease" shall have the meaning assigned thereto in subsection 5.1(a)(i)(D).

      "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York.

      "Buyer" shall have the meaning assigned thereto in the Preamble to this Agreement.

      "Buyer-Related Entities" shall have the meaning assigned thereto in
Section 9.1.

      "Buyer Waived Breach" shall have the meaning assigned thereto in 9.3.

      "Cap Limitation" shall mean an amount equal to $3,300,000.

      "Claims" shall have the meaning assigned thereto in Section 6.3.

      "Closing" shall have the meaning assigned thereto in subsection 2.3(a).

      "Closing Date" shall have the meaning assigned thereto in subsection
2.3(a).

      "Closing Documents" shall mean any, certificate, instrument or other document delivered pursuant to this Agreement.

      "Condition of the Asset" shall have the meaning assigned thereto in subsection 6.2(b).

      "Contracts" shall have the meaning assigned thereto in subsection 3.2(b).

      "Deed" shall have the meaning assigned thereto in subsection 5.2(a)(i)(A).

      "Existing Survey" shall mean that certain survey dated June 14, 2000, prepared by Mission Engineers, Inc. with respect to the Property.

      "Fixed Rents" shall have the meaning assigned thereto in subsection
8.1(a).

      "Hazardous Materials" shall have the meaning assigned thereto in subsection 6.2(b)(i).

      "Improvements" shall have the meaning assigned thereto in "Background" paragraph A.

      "Land" shall have the meaning assigned thereto in "Background" paragraph
A.

      "Leasing Costs" shall mean all capital costs, tenant improvement costs, relocation costs, temporary leasing costs, leasing commissions, brokerage commissions, legal, design and other professional fees, lease buy-out and other termination payments to existing tenants, and other expenses incurred with respect to the Space Leases and allowances granted to any tenants in lieu of any of the above.

      "Letter of Credit Notice" shall have the meaning assigned thereto in subsection 5.1(a)(i)(F).

      "Losses" shall have the meaning assigned thereto in Section 9.1.

      "Permitted Exceptions" shall mean the matters set forth in the Title Commitment and on the Existing Survey.

      "Person" shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.

      "Personal Property" shall have the meaning assigned thereto in subsection 2.1(b)(ii).

      "Property" shall have the meaning assigned thereto in "Background" paragraph A.

      "Purchase Price" shall have the meaning assigned thereto in subsection 2.2(a).

      "Releasees" shall have the meaning assigned thereto in Section 6.3.

      "Rents" shall have the meaning assigned thereto in subsection 8.1(a).

      "Required Estoppel" shall have the meaning assigned thereto in subsection 5.2(a)(i)(J).

      "Seller" shall have the meaning assigned thereto in the Preamble to this Agreement.

      "Seller-Related Entities" shall have the meaning assigned thereto in
Section 9.2.

      "Seller's Knowledge" shall mean the actual knowledge of the Seller based upon the actual knowledge of Karen Sprogis, Gary M. Sumers and Jonathan D. Gray without any duty on the part of any such officers or other Persons to conduct any independent investigation or make any inquiry of any Person.

      "Space Lease" shall have the meaning assigned thereto in subsection
3.2(b).

      "Tenant Estoppel" shall have the meaning assigned thereto in subsection 5.2(a)(i)(J).

      "Tenant Notices" shall have the meaning assigned thereto in subsection 5.1(a)(i)(D).

      "Tenants" shall mean, collectively, NEC Electronics, Inc., Auspex Systems, Inc., JDS Uniphase Corporation, Turnstone Systems, Inc. and BRE I.

      "Title Commitment" shall mean that certain title report No. NCS-17050-SC dated February 5, 2003, issued by the Title Company.

      "Title Company" shall mean First American Title Insurance Company through its agent First American Title Guaranty Company.

      "Title Policy" shall mean a CLTA owner's title insurance policy without endorsements issued by the Title Company, dated as of the Closing Date, and insuring the Buyer's title to the Property subject only to the Permitted Exceptions in an amount equal to the Purchase Price.

      "Turnstone" shall mean Turnstone Systems, Inc., a Delaware corporation.

      "Turnstone Lease" shall mean that certain Lease Agreement dated as of April 28, 2000 by and between Turnstone, as tenant and BRE I
(successor-in-interest to South Bay/San Tomas Associates), as landlord, as amended by that certain First Amendment to Lease Agreement dated as of April 7, 2003.

                                   ARTICLE II

                        SALE, PURCHASE PRICE AND CLOSING

      SECTION 2.1. Sale of Asset. (a) On the Closing Date and pursuant to the terms and subject to the conditions set forth in this Agreement, the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller, the Asset.

      (b) The transfer of the Asset to the Buyer shall include the transfer of all Asset-Related Property. For purposes of this Agreement, "Asset-Related Property" shall mean all of the Seller's right, title and interest in and to the following:

            (i) all easements, covenants and other rights appurtenant to the Property and all right, title and interest of the Seller, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining the Property and to the center line thereof;

            (ii) all furniture, fixtures, equipment and other personal property which are now, or may hereafter prior to the Closing Date be, placed in or attached to the Property and are used in connection with the operation of the Property (but not including items owned or leased by tenants or which are leased by the Seller), including, but not limited to, those items set forth on Schedule 2.1(b)(ii) of this Agreement (collectively, the "Personal Property")

            (iii) to the extent they may be transferred under applicable law, all licenses, permits and authorizations presently issued in connection with the operation of all or any part of the Property as it is presently being operated;

            (iv) to the extent assignable, all warranties, if any, issued to the Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the improvements included as part of the Property, including, but not limited to, those warranties set forth on Schedule 2.1(b)(iv) hereto;

            (v) to the extent assignable, all service, supply and maintenance contracts (if any) held by the Seller with respect to the Property and its mechanical equipment, elevators and other elements; and

            (vi) all leases, licenses, contracts and other agreements, to the extent transferable, for the use and occupancy of all or any part of the Property, and all security and escrow deposits held by the Seller in connection with any such leases, licenses, contracts and other agreements.

      SECTION 2.2. Purchase Price.

      (a) The consideration for the purchase of the Asset shall be $110,000,000 (the "Purchase Price"), which shall be paid by the Buyer to the Seller at the Closing in immediately available funds by wire transfer to such account or accounts that the Seller shall designate to the Buyer; provided that such amount shall be adjusted as described in Article VIII below.

      (b) No adjustment shall be made to the Purchase Price except as explicitly set forth in this Agreement.

      SECTION 2.3. The Closing. (a) The closing of the sale and purchase of the Asset (the "Closing") shall take place on the date of this Agreement (the "Closing Date").

      (b) The Closing shall be held on the Closing Date at 10:00 A.M. at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location agreed upon by the parties hereto.

      (c) Notwithstanding the foregoing, there shall be no requirement that Seller and Buyer physically attend the Closing, and all funds and documents to be delivered at the Closing may be delivered in escrow to the Title Company unless the parties hereto mutually agree otherwise. Buyer and Seller hereby authorize their respective attorneys to execute and deliver to the Title Company any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and facilitate the closing of the transactions contemplated hereby, provided that such instructions are consistent with the terms of this Agreement and shall not in any way modify, amend or supersede this Agreement.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

      SECTION 3.1. General Seller Representations and Warranties. The Seller hereby represents and warrants to the Buyer as follows:

            (a) Formation; Existence. It is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

            (b) Power and Authority. It has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the sale of the Asset and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and by general principles of equity (whether applied in a proceeding at law or in equity).

            (c) No Consents. Except for any consent, license, approval, order, permit, authorization, registration, filing or declaration, the failure of which to obtain will not materially adversely effect (i) the Seller's ability to consummate the transactions contemplated by this Agreement,
      (ii) the ownership of the Asset or (iii) the operation of the Property, no consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement or any of the transactions required or contemplated hereby.

            (d) No Conflicts. To the Seller's Knowledge, the execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the sale of the Asset, will not (i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party in its individual capacity, or (iii) violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to it or its assets or properties except, in each case, for any conflict or violation which will not materially adversely effect (A) the Seller's ability to consummate the transactions contemplated by this Agreement, (B) the ownership of the Asset or (C) the operation of the Property.

            (e) Foreign Person. The Seller is not a "foreign person" as defined in Internal Revenue Code Section 1445 and the regulations issued thereunder.

            (f) Bankruptcy. The Seller has not (i) commenced a voluntary case or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (ii) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal state or foreign judicial or non-judicial proceedings to hold, administer and/or liquidate all or substantially all of its property or (iii) made an assignment for the benefit of creditors.

            (g) Seller's Knowledge. The Buyer acknowledges that the individuals named within the definition of "Seller's Knowledge" are named solely for the purpose of defining and narrowing the scope of the Seller's knowledge and not for the purpose of imposing any liability on or creating any duties running from such individuals to the Buyer. The Buyer covenants that it will bring no action of any kind against such individuals, or any shareholder, manager, officer, partner or member of Seller, as applicable, or related to or arising out of the representations and warranties set forth in this Agreement.

      SECTION 3.2. Representations and Warranties of the Seller as to the Asset. The Seller hereby represents and warrants to the Buyer as follows:

            (a) Contracts. To the Seller's Knowledge, all service, maintenance, supply, construction, development and management contracts ( "Contracts") affecting the Property as of the date hereof are set forth on Schedule 3.2(a) attached hereto and the same have not been modified or amended, except as described on such Schedule.

            (b) Space Leases. As of the date hereof, the leases listed on
      Schedule 3.2(b) attached hereto (the "Space Leases"), to the Seller's Knowledge (i) constitute all the leases relating to the Property under which the Seller is the holder of the landlord's interest, (ii) have not been modified except as stated in Schedule 3.2(b), (iii) contain the entire agreement between the relevant landlord and the tenants named therein and (iv) except as set forth in Schedule 8.1(a), fixed rent and additional rent are currently being collected under such Space Leases without offset, counterclaim or deduction. True and complete copies of the Space Leases have been delivered to the Buyer. If any Space Lease, so delivered, contains provisions that are inconsistent with the foregoing representations and warranties, such representations and warranties shall be deemed modified to the extent necessary to eliminate such inconsistencies and to conform such representations and warranties to the provisions of the Space Leases.

            (c) Brokerage Commissions. To the Seller's Knowledge, there are no unpaid brokerage commissions or finders' fees payable by the landlord with respect to the current or any renewal term of any of the Space Leases other than those set forth on Schedule 3.2(c) attached hereto and the Seller has no agreement with any broker with respect to any renewal term of any Space Lease except as set forth in Schedule 3.2(c). To the Seller's Knowledge, all leasing brokerage agreements affecting the Property on the date hereof are set forth on Schedule 3.2(c) hereto.

            (d) Condemnation. To the Seller's Knowledge, as of the date hereof, there is no pending condemnation or similar proceedings affecting the Property, and no such action is threatened or contemplated.

            (e) Litigation. To the Seller's Knowledge, except as disclosed in
      Schedule 3.2(e) attached hereto, there are no actions, suits or proceedings pending or threatened against or affecting the Asset as of the date hereof in any court or before or by an arbitration tribunal or regulatory commission, department or agency which, if adversely determined, would materially adversely effect (i) the Seller's ability to consummate the transactions contemplated by this Agreement, (ii) the ownership of the Asset or (iii) the operation of the Property.

                                   ARTICLE IV

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER

      SECTION 4.1. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Seller as follows:

            (a) Formation; Existence. The Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) Power; Authority. The Buyer has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the purchase of the Asset and the consummation of the transactions provided for herein have been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and by general principles of equity (whether applied in a proceeding at law or in equity).

            (c) No Consents. No consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement or any of the transactions required or contemplated hereby.

            (d) No Conflicts. The execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the purchase of the Asset, will not (i) conflict with or result in any violation of its organizational documents, (ii) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party in its individual capacity, or (iii) violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to it or its assets or properties.

      SECTION 4.2. Covenants of the Buyer.

      (a) Leasing Costs.

            (i) The Buyer will be responsible for all Leasing Costs and other expenses set forth on Schedule 4.2(a) attached hereto and made a part hereof and shall assume the economic effect of any "free rent" or other concessions under the Space Leases pertaining to the period from and after the Closing Date.

            (ii) To the extent that the Seller has paid any of the items set forth on Schedule 4.2(a) prior to Closing, the Purchase Price will be increased at Closing by the aggregate amount of such expenditures upon presentation of an invoice therefor. The Buyer will pay all other costs and expenses described in this subsection 4.2(a) as and when the same are due.

            (iii) The obligations of the Buyer with respect to the Leasing Costs and other expenses set forth on Schedule 4.2(a) shall survive the Closing.

            (b) Brokerage Commissions. Effective upon the Closing, the Buyer assumes all obligations of the Seller to pay the brokerage commissions listed on Schedule 3.2(c), which obligation shall survive the Closing and shall be confirmed in writing by the Buyer upon request by the Seller.

                                   ARTICLE V

                               CLOSING DELIVERIES

      SECTION 5.1. Buyer Closing Deliveries.

      (a) The Buyer shall deliver the following documents at Closing:

      (i) with respect to the Property:

            (A) an assignment and assumption of the Seller's interest in the leases (an "Assignment of Leases") duly executed by the Buyer in substantially the form of Exhibit B attached hereto;

            (B) an assignment and assumption of the contracts (an "Assignment of Contracts") duly executed by the Buyer in substantially the form of Exhibit C attached hereto;

            (C) an assignment and assumption of the Unisys Indemnity ("Assignment of Unisys Indemnity") duly executed by the Buyer in substantially the form of Exhibit D attached hereto;

            (D) a lease for certain space at the Property (the "BRE I Lease") between Buyer, as landlord, and BRE I, as tenant, duly executed by Buyer in substantially the form of Exhibit E attached hereto;

            (E) notice letters ("Tenant Notices") duly executed by the Buyer, in substantially the form of Exhibit F attached hereto. Such Tenant Notices shall be delivered by Buyer to each tenant and other such entity promptly following Closing; and

            (F) a notice letter ("Letter of Credit Notice") duly executed by the Buyer, in substantially the form of Exhibit G attached hereto. Such Letter of Credit Notice shall be delivered by Buyer to JDS Uniphase Corporation promptly following Closing.

      (ii) with respect to the transactions contemplated hereunder:

            (A) such other assignments, instruments of transfer, and other documents as the Seller may reasonably require in order to complete the transactions contemplated hereunder or to evidence compliance by the Buyer with the covenants, agreements, representations and warranties made by it hereunder, in each case, duly executed by the Buyer;

            (B) a duly executed and sworn Secretary's Certificate from the Buyer (or the general partners of the Buyer, where appropriate) certifying that the Buyer has taken all necessary action to authorize the execution of all documents being delivered hereunder and the consummation of all of the transactions contemplated hereby and that such authorization has not been revoked, modified or amended;

            (C) an executed and acknowledged Incumbency Certificate from the Buyer (or the general partners of the Buyer, where appropriate) certifying the authority of the officers of the Buyer (or the general partner of the Buyer, where appropriate) to execute this Agreement and the other documents delivered by the Buyer to the Seller at the Closing;

            (D) all transfer tax returns which are required by law and the regulations issued pursuant thereto in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared by the Seller and duly executed by the Buyer; and

            (E) a closing statement, prepared by the Title Company and executed by the Buyer, consistent with the terms of this Agreement.

      SECTION 5.2. Seller Closing Deliveries.

      (a) The Seller shall deliver the following documents at Closing:

      (i) with respect to the Asset:

            (A) a grant deed (a "Deed") in substantially the form of Exhibit H, duly executed by each Seller, without recourse;

            (B) an Assignment of Leases duly executed by each Seller,

            (C) a bill of sale (a "Bill of Sale") duly executed by each Seller in substantially the form of Exhibit I hereto, relating to all Personal Property;

            (D) an Assignment of Contracts duly executed by each Seller;

            (E) the Tenant Notices;

            (F) the Letter of Credit Notice;

            (G) the Assignment of Unisys Indemnity duly executed by each Seller;

            (H) all keys to the Property which are in each Seller's possession;

            (I) an affidavit that each Seller is not a "foreign person" within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended, in substantially the form of Exhibit J hereto;

            (J) a tenant estoppel substantially in the form attached hereto as Exhibit A ("Tenant Estoppel") from each of the Tenants (a "Required Estoppel") or in a form which otherwise certifies as to those matters which are specifically required to be certified by such tenant pursuant to the provisions of such tenant's Space Lease;

            (K) the BRE I Lease, duly executed by BRE I;

            (L) a closing statement, prepared by the Title Company and executed by each Seller, consistent with the terms of this Agreement; and

            (M) copies, and if available, originals of the Space Leases referred to in the Assignment of Leases.

      (ii) with respect to the transactions contemplated hereunder:

            (A) such other assignments, instruments of transfer, and other documents as the Buyer may reasonably require in order to complete the transactions contemplated hereunder or to evidence compliance by the Seller with the covenants, agreements, representations and warranties made by it hereunder, in each case, duly executed by the Seller;

            (B) a duly executed and sworn Secretary's Certificate from the Seller certifying that the Seller has taken all necessary action to authorize the execution of all documents being delivered hereunder and the consummation of all of the transactions contemplated hereby and that such authorization has not been revoked, modified or amended;

            (C) an executed and acknowledged Incumbency Certificate from the Seller certifying the authority of the officers of the Seller to execute this Agreement and the other documents delivered by the Seller to the Buyer at the Closing; and

            (D) all transfer tax returns which are required by law and the regulations issued pursuant thereto in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared and duly executed by the Seller.

      (iii) In the event any Asset-Related Property is not assignable (such as a letter of credit that is not transferable), the Seller shall use commercially reasonable efforts to provide the Buyer, at no cost to the Seller, with the economic benefits of such property by enforcing such property (solely at the Buyer's direction) for the benefit and at the expense of the Buyer.

      (iv) On the Closing Date, the Seller shall terminate, or cause to be terminated, each Contract set forth on Schedule 3.2(a).

                                   ARTICLE VI

                              INSPECTIONS; RELEASE

      SECTION 6.1. Right of Inspection. Prior to the Closing, the Buyer and its agents have had the right, at the Buyer's sole cost, risk and expense, to inspect the Property. The Buyer hereby indemnifies and agrees to defend and hold the Seller harmless from all loss, cost (including, without limitation, reasonable attorneys' fees), claim or damage arising out of, resulting from relating to or in connection with or from any such inspection by the Buyer or its agents. The provisions of this Article shall survive the Closing.

      SECTION 6.2. Examination; No Contingencies.

      (a) In entering into this Agreement, the Buyer has not been induced by and has not relied upon any written or oral representations, warranties or statements, whether express or implied, made by the Seller, any partner of the Seller, or any affiliate, agent, employee, or other representative of the any of the foregoing or by any broker or any other person representing or purporting to represent the Seller, with respect to the Asset, the Condition of the Asset or any other matter affecting or relating to the transactions contemplated hereby, other than those expressly set forth in this Agreement. The Buyer's obligations under this Agreement shall not be subject to any contingencies, diligence or conditions except as expressly set forth in this Agreement. The Buyer acknowledges and agrees that, except as expressly set forth herein, the Seller makes no representations or warranties whatsoever, whether express or implied or arising by operation of law, with respect to the Asset or the Condition of the Asset. THE BUYER AGREES THAT THE ASSET WILL BE SOLD AND CONVEYED TO (AND ACCEPTED BY) THE BUYER AT THE CLOSING IN THE THEN EXISTING CONDITION OF THE ASSET, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR VERBAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, other than representations and warranties of the Seller expressly set forth in this Agreement. Without limiting the generality of the foregoing, except for the representations and warranties of the Seller contained in this Agreement, the transactions contemplated by this Agreement are without statutory, express or implied warranty, representation, agreement, statement or expression of opinion of or with respect to (i) the Condition of the Asset or any aspect thereof, including, without limitation, any and all statutory, express or implied representations or warranties related to the suitability for habitation, merchantability, or fitness for a particular purpose, (ii) any statutory, express or implied representations or warranties created by any affirmation of fact or promise, by any description of the Asset or by operation of law and (iii) all other statutory, express or implied representations or warranties by the Seller whatsoever. The Buyer acknowledges that the Buyer has knowledge and expertise in financial and business matters that enable the Buyer to evaluate the merits and risks of the transactions contemplated by this Agreement.

      (b) For purposes of this Agreement, the term "Condition of the Asset" means the following matters:

            (i) Physical Condition of the Property. The quality, nature and adequacy of the physical condition of the Property, including, without limitation, the quality of the design, labor and materials used to construct the improvements included in the Property; the condition of structural elements, foundations, roofs, glass, mechanical, plumbing, electrical, HVAC, sewage, and utility components and systems; the capacity or availability of sewer, water, or other utilities; the geology, flora, fauna, soils, subsurface conditions, groundwater, landscaping, and irrigation of or with respect to the Property, the location of the Property in or near any special taxing district, flood hazard zone, wetlands area, protected habitat, geological fault or subsidence zone, hazardous waste disposal or clean-up site, or other special area, the existence, location, or condition of ingress, egress, access, and parking; the condition of the Personal Property and any fixtures; and the presence of any asbestos or other Hazardous Materials, dangerous, or toxic substance, material or waste in, on, under or about the Property and the improvements located thereon. "Hazardous Materials" means (A) those substances included within the definitions of any one or more of the terms "hazardous substances," "toxic pollutants", "hazardous materials", "toxic substances", and "hazardous waste" in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. (as amended), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801 et seq., the Resource Conservation and Recovery Act of 1976 as amended, 42 U.S.C. Section 6901 et seq., Section 311 of the Clean Water Act, 15 U.S.C. ss. 2601 et seq., 33 U.S.C. ss.1251 et seq., 42 U.S.C. 7401 et seq., California Health & Safety Code ss.25100 et seq. and 25300 et seq., and California Water Code ss.13000 et seq. and the regulations and publications issued under any such laws and (B) petroleum, radon gas, lead based paint, asbestos or asbestos containing material and polychlorinated biphenyls.

            (ii) Adequacy of the Asset. The economic feasibility, cash flow and expenses of the Asset, and habitability, merchantability, fitness, suitability and adequacy of the Property for any particular use or purpose.

            (iii) Legal Compliance of the Asset. The compliance or non-compliance of the Seller or the operation of the Property or any part thereof in accordance with, and the contents of, (i) all codes, laws, ordinances, regulations, agreements, licenses, permits, approvals and applications of or with any governmental authorities asserting jurisdiction over the Property, including, without limitation, those relating to zoning, building, public works, parking, fire and police access, handicap access, life safety, subdivision and subdivision sales, and Hazardous Materials, dangerous, and toxic substances, materials, conditions or waste, including, without limitation, the presence of Hazardous Materials in, on, under or about the Property that would cause state or federal agencies to order a clean up of the Property under any applicable legal requirements and (ii) all agreements, covenants, conditions, restrictions (public or private), development agreements, site plans, building permits, building rules, and other instruments and documents governing or affecting the use, management, and operation of the Property.

            (iv) Matters Disclosed in the Schedules. Those matters referred to in this Agreement and the documents listed on the Schedules attached hereto.

            (v) Insurance. The availability, cost, terms and coverage of liability, hazard, comprehensive and any other insurance of or with respect to the Property.

            (vi) Condition of Title. The condition of title to the Property, including, without limitation, vesting, legal description, matters affecting title, title defects, liens, encumbrances, boundaries, encroachments, mineral rights, options, easements, and access; violations of restrictive covenants, zoning ordinances, setback lines, or development agreements; the availability, cost, and coverage of title insurance; leases, rental agreements, occupancy agreements, rights of parties in possession of, using, or occupying the Property; and standby fees, taxes, bonds and assessments.

      SECTION 6.3. Release. The Buyer hereby agrees that the Seller, and each of their partners, members, trustees, directors, officers, employees, representatives, property managers, asset managers, agents, attorneys, affiliates and related entities, heirs, successors, and assigns (collectively, the "Releasees") shall be, and are hereby, fully and forever released and discharged from any and all liabilities, losses, claims (including third party claims), demands, damages (of any nature whatsoever), causes of action, costs, penalties, fines, judgments, reasonably attorneys' fees, consultants' fees and costs and experts' fees (collectively, the "Claims") with respect to any and all Claims, whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the Asset or the Property including, without limitation, the physical, environmental and structural condition of the Property or any law or regulation applicable thereto, including, without limitation, any Claim or matter (regardless of when it first appeared) relating to or arising from (i) the presence of any environmental problems, or the use, presence, storage, release, discharge, or migration of Hazardous Materials on, in, under or around the Property regardless of when such Hazardous Materials were first introduced in, on or about the Property, (ii) any patent or latent defects or deficiencies with respect to the

Property, (iii) any and all matters related to the Property or any portion thereof, including without limitation, the condition and/or operation of the Property and each part thereof, and (iv) the presence, release and/or remediation of asbestos and asbestos containing materials in, on or about the Property regardless of when such asbestos and asbestos containing materials were first introduced in, on or about the Property; provided, however, that in no event shall Releasees be released from any Claims arising pursuant to the provisions of this Agreement or the Seller's obligations, if any, under the Closing Documents. The Buyer hereby waives and agrees not to commence any action, legal proceeding, cause of action or suits in law or equity, of whatever kind or nature, including, but not limited to, a private right of action under the federal Superfund laws, 42 U.S.C. Sections 9601 et seq. and California Health and Safety Code Sections 25300 et seq. (as such laws and statutes may be amended, supplemented or replaced from time to time), directly or indirectly, against the Releasees or their agents in connection with Claims described above and expressly waives the provisions of Section 1542 of the California Civil Code which provides:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR"

and all similar provisions or rules of law. In this connection and to the greatest extent permitted by law, the Buyer hereby agrees, represents and warrants that the Buyer realizes and acknowledges that factual matters now known to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damage, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and the Buyer further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that the Buyer nevertheless hereby intends to release, discharge and acquit the Seller from any such unknown Claims, debts, and controversies which might in any way be included as a material portion of the consideration given to the Seller by the Buyer in exchange for the Seller's performance hereunder.

      Notwithstanding the foregoing, excluded from the foregoing release shall be (1) any Losses from third party claims arising from or during the Seller's ownership of the Asset to the extent such claims are covered by the Seller's insurance, (2) any Losses from uninsured third party claims arising from or during the Seller's ownership of the Asset provided (A) any such third party uninsured claims are made within 180 days of Closing and (B) Seller's maximum aggregate liability with respect to uninsured claims and indemnification liabilities following the Closing is limited to the Cap Limitation. A summary describing the Seller's liability insurance policies in force during the Seller's ownership of the Asset is attached hereto as Schedule 6.3 which includes the insurer's name, policy numbers, levels of coverage, exclusions, and insurer's claim's department contact name, phone number, fax number and email address.

      Nothing in this Section 6.3 shall be construed as a release of BRE I from the full performance of its obligations under the BRE Lease.

      The Seller has given the Buyer material concessions regarding this transaction in exchange for the Buyer agreeing to the provisions of this Section
6.3. The Seller and the Buyer have each initialed this Section 6.3 to further indicate their awareness and acceptance of each and every provision hereof. The provisions of this Section 6.3 shall survive the Closing and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

         SELLER'S INITIALS:             BUYER'S INITIALS:

                 KS                             CB
         ------------------             -----------------

                                  ARTICLE VII

                                TRANSACTION COSTS

      Transaction Costs.

      (a) The Buyer and the Seller agree to comply with all real estate transfer tax laws applicable to the sale of the Asset. At Closing, the real property transfer taxes payable to the County of Santa Clara as a result of the conveyance of the Asset to the Buyer pursuant to this Agreement shall be paid by the Seller. In addition to the foregoing and their respective apportionment obligations hereunder, (i) the Seller and the Buyer shall each be responsible for the payment of the costs of their respective legal counsel, advisors and other professionals employed thereby in connection with the sale of the Asset,
(ii) the Seller shall be responsible for the policy premiums in respect of the Title Policy and (iii) the Buyer shall be responsible for all costs and expenses associated with (1) the Buyer's due diligence, (2) all survey and search costs with respect to the Property and updates related thereto, in each case commissioned by the Buyer, (3) the policy premiums in respect of any fee or mortgage title insurance obtained by the Buyer (in excess of the premiums payable by the Seller pursuant to clause (ii) above, including for so-called "Extended Coverage"), (4) payment, at the Closing, of the recording charges and fees and recordation taxes for the documents necessary to transfer the Asset,
(5)
all costs and expenses of obtaining any financing the Buyer may elect to obtain (including any fees, financing costs, transfer taxes, mortgage and recordation taxes and intangible taxes in connection therewith) and (6) all other costs which are the responsibility under applicable law for the Buyer to pay (including, without limitation, all sales and use taxes due as a result of the sale of the Asset).

      (b) Each party to this Agreement shall indemnify the other parties and their respective successors and assigns from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys' fees) which such other party may sustain or incur as a result of the failure of either party to timely pay any of the aforementioned taxes, fees or other charges for which it has assumed responsibility under this Section. The provisions of this Article VII shall survive the Closing.

                                  ARTICLE VIII

                                   ADJUSTMENTS

      Unless otherwise provided below, the following are to be adjusted and prorated between the Seller and the Buyer as of 11:59 P.M. on the day preceding the Closing, based upon a 365 day year, and the net amount thereof shall be added to (if such net amount is in the Seller's favor) or deducted from (if such net amount is in the Buyer's favor) the Purchase Price payable at Closing:

      SECTION 8.1. Fixed Rents and Additional Rents

      (a) Fixed rents (collectively, "Fixed Rents") and Additional Rents (as hereinafter defined; Fixed Rents and Additional Rents being together referred to herein as "Rents") paid or payable by tenants under the Space Leases in connection with their occupancy of the Property shall be adjusted and prorated on an if, as and when collected basis; provided, however, any Rents paid by Turnstone under the Turnstone Lease, including, but not limited to, any amounts paid under that certain First Amendment to Lease Agreement dated as of April 7, 2003 between Turnstone and BRE I and any adjustments of Additional Rent attributable to the period prior to Closing, shall belong solely to the Seller other than amounts paid by Turnstone as Additional Rent and holdover rent after May 1, 2003. Attached hereto as Schedule 8.1(a) is a true and complete list as of the date of this Agreement, of (i) Additional Rent which has been billed by the Seller to Tenants and remains unpaid; (ii) estimates of adjustments to Additional Rent that will become due under the Space Leases as a result of underbillings to Tenants or for items that have not yet been billed. Any Rents collected by the Buyer or the Seller after the Closing from any tenant who owes Rents for periods prior to the Closing, shall be applied (i) first, in payment of Rents owed by such tenant for the month in which the Closing occurs, (ii) second, in payment of Rents owed by such tenant, if any, for the two months immediately prior to the month in which the Closing Date occurs, (iii) third, in payment of Rents due and owed by such tenant, if any, after the month in which the Closing Date occurs, and (iv) fourth, in payment of any remaining Rents owed by such tenant for any periods prior to the month in which the Closing occurs. Each such amount, less any costs of collection (including reasonable counsel fees) reasonably allocable thereto, shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled. For the purposes of this provision, the term "Additional Rent" shall mean amounts payable under any Space Lease for (i) the payment of additional rent based upon a percentage of the tenant's business during a specified annual or other period (sometimes referred to as "percentage rent"), (ii) so-called common area maintenance or "CAM" charges, and (iii) so-called "escalation rent" or additional rent based upon a tenant's share of real estate taxes or operating expenses or labor costs or cost of living or porter's wages or otherwise. Schedule 8.1(a) sets forth any Additional Rent in respect of an accounting period that shall have expired prior to the Closing but which is payable after the Closing, which Additional Rent shall be paid by the Buyer over to Seller upon Buyer's receipt thereof.

      (b) The Seller shall bill tenants who owe Rents for periods prior to the Closing as described on Schedule 8.1(a), the Buyer shall use commercially reasonable efforts to attempt to collect such Rents, but shall not be obligated to engage a collection agency or take legal action to collect such amount. Notwithstanding the foregoing, if the Buyer shall be unable to collect such Rents, the Seller shall have the right to pursue tenants to collect such delinquencies (including, without limitation, the prosecution of one or more lawsuits), but the Seller shall not be entitled to evict (by summary proceedings or otherwise) any such tenants.

      (c) If, prior to the Closing, the Seller shall have received any installments of Rent attributable to Rent for periods from and after the Closing, such sum shall be apportioned at the Closing, provided, however, any installment of Rent paid by Turnstone prior to Closing under the Turnstone Lease shall belong solely to the Seller.

      (d) To the extent that any portion of Additional Rent is required to be paid monthly by tenants on account of estimated amounts for any calendar year (or, if applicable, any lease year or tax year or any other applicable accounting period), and at the end of such calendar year (or lease year, tax year or other applicable accounting period, as the case may be), such estimated amounts are to be recalculated based upon the actual expenses, taxes and other relevant factors for that calendar (lease or tax) year or other applicable accounting period, with the appropriate adjustments being made with such tenants, then such portion of the Additional Rent shall be prorated between the Seller and the Buyer at the Closing based on such estimated payments actually paid by tenants (i.e., with the Seller entitled to retain all monthly or other periodic installments of such amounts paid by tenants with respect to periods prior to the calendar month or other applicable installment period in which the Closing occurs (on a pro-rata basis for any partial months), the Seller to pay to the Buyer at the Closing all monthly or other periodic installments of such amounts theretofore received by the Seller with respect to periods following the calendar month or other applicable installment period in which the Closing occurs and the Seller and the Buyer to apportion as of the Closing all monthly or other periodic installments of such amounts paid by tenants with respect to the calendar month or other applicable installment period in which the Closing occurs). At the time(s) of final calculation and collection from (or refund to) each tenant of the amounts in reconciliation of actual Additional Rent for a period for which estimated amounts paid by such tenant have been prorated, there shall be a re-proration between the Seller and the Buyer. If, with respect to any tenant, the recalculated Additional Rent exceeds the estimated amount paid by such tenant, upon collection from the tenant, such excess shall be apportioned between the Seller and the Buyer as of the Closing in accordance with paragraph (a), (b) and (c) of this Section 8.1. If, with respect to any tenant, the recalculated Additional Rent is less than the estimated amount paid by such tenant, such shortfall shall be apportioned between the Seller and the Buyer as of the Closing, with the Seller paying to the Buyer the portion of such shortfall so allocable to the Seller.

      (e) Until such time as all amounts required to be paid to the Seller by the Buyer pursuant to this Section 8.1 shall have been paid in full, the Buyer shall furnish to the Seller, upon the Seller's request, a reporting of Rents which have been collected by the Buyer after the Closing with respect to Space Leases with delinquent Rents as of the Closing. The Seller shall also have the right from time to time for a period of six months following the Closing, upon reasonable prior notice to Buyer and during ordinary business hours, to review the Buyer's rental records with respect to such Space Leases. Buyer's obligation to use commercially reasonable efforts to attempt to collect such past due Rents will expire 180 days following the Closing.

      SECTION 8.2. Taxes and Assessments. Real estate (ad valorem) and personal property taxes and assessments assessed with respect to the Property shall be adjusted and prorated based on (a) the periods of ownership by the Seller and the Buyer during such year and (b) the most current official real property tax information available from the county assessor's office where the Property is located or other assessing authorities. If real property tax and assessment figures for the taxes or assessments to be apportioned between the Buyer and the Seller pursuant to this Section are not available, real property taxes shall be prorated based on the most recent assessment, subject to further and final adjustment when the tax rate and/or assessed valuation for such taxes and assessments for the Property is fixed. In the event that the Property or any part thereof shall be or shall have been affected by an assessment or assessments, whether or not the same become payable in annual installments, the Seller shall, at the Closing, be responsible for any installments due prior to the Closing and the Buyer shall be responsible for any installments due on or after the Closing.

      SECTION 8.3. Water and Sewer Charges. Water rates, water meter charges, sewer rents and vault charges, if any (other than any such charges, rates or rents which are payable by tenants of the Property pursuant to such tenants' Space Leases, for which no adjustment shall be made), shall be adjusted and prorated on the basis of the fiscal period for which assessed. If there be a water meter, or meters, on the Property, the Seller agrees that they shall at the Closing furnish a reading of same to a date not more than 30 days prior to the Closing and the unfixed meter charges and the unfixed sewer rent thereon for the time intervening from the date of the last reading shall be apportioned on the basis of such last reading, and shall be appropriately readjusted after the Closing on the basis of the next subsequent bills. Unmetered water charges shall be apportioned on the basis of the charges therefor for the same period of the preceding calendar year, but applying the current rate thereto.

      SECTION 8.4. Utility Charges. Gas, steam, electricity and other public utility charges (other than any such charges which are payable by tenants of the Property pursuant to such tenants' Space Leases, for which no adjustment will be made) will be paid by the Seller to the utility company to the Closing Date. The Seller shall arrange for a final reading of all utility meters (covering gas, water, steam and electricity) as of the Closing, except meters the charges of which are payable by tenants of the Property pursuant to such tenants' Space Leases. The Seller and the Buyer shall jointly execute a letter to each of such utility companies advising such utility companies of the termination of the Seller's responsibility for such charges for utilities furnished to the Property as of the date of the Closing and commencement of the Buyer's responsibilities therefor from and after such date. If a bill is obtained from any such utility company as of the Closing, the Seller shall pay such bill on or before the Closing. If such bill shall not have been obtained on or before the Closing, the Seller shall, upon receipt of such bill, pay all such utility charges as evidenced by such bill or bills pertaining to the period prior to the Closing, and the Buyer shall pay all such utility charges pertaining to the period thereafter. Any bill which shall be rendered which shall cover a period both before and after the date of Closing shall be apportioned between the Buyer and the Seller as of the Closing.

      SECTION 8.5. Contracts. Charges and payments under all Contracts.

      SECTION 8.6. Miscellaneous Revenues. Revenues, if any, arising out of telephone booths, vending machines, parking, or other income-producing agreements.

      SECTION 8.7. Security Deposits. The actual amounts of the security deposits provided for under the Space Leases being held by the Seller as set forth on Schedule 8.7 shall be assigned to the Buyer by, at the Seller's option,
(i) payment of the amount thereof to the Buyer or (ii) a credit to the Buyer against the balance of the Purchase Price. Any such security deposits in form other than cash (including letters of credit) shall be transferred to the Buyer by way of appropriate instruments of transfer or assignment as soon as practicable following the Closing.

      SECTION 8.8. Other. If applicable, the Purchase Price shall be adjusted at Closing to reflect the adjustment of any other item which, under the terms of this Agreement, is to be apportioned at Closing.

      SECTION 8.9. Re-Adjustment. If any items to be adjusted pursuant to this
Article VIII are not determinable at the Closing, the adjustment shall be made subsequent to the Closing when the charge is determined. Any errors or omissions in computing adjustments or readjustments at the Closing or thereafter shall be promptly corrected or made, provided that the party seeking to correct such error or omission or to make such readjustment shall have notified the other party of such error or omission or readjustment on or prior to the date that is one year following the Closing. The provisions of this Article VIII and the obligations of Seller and Buyer hereunder shall survive the Closing for one year.

                                   ARTICLE IX

                                 INDEMNIFICATION

      SECTION 9.1. Indemnification by the Seller. Following the Closing and subject to Section 9.3 and 9.4, the Seller shall indemnify and hold the Buyer, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Buyer-Related Entities") harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("Losses"), arising out of, or in any way relating to, (a) any breach of any representation or warranty of the Seller contained in this Agreement or in any Closing Document; (b) a default by BRE I in the performance of its obligations under the BRE Lease; (c) any breach of any covenant of the Seller contained in this Agreement which survives the Closing or in any Closing Document or (c) any Losses from (1) third party claims arising from or during the Seller's ownership of the Asset to the extent such claims are covered by the Seller's insurance, or (2) uninsured third party claims arising from or during the Seller's ownership of the Asset provided (A) any such third party uninsured claims are made within 180 days of Closing and (B) Seller's maximum aggregate liability with respect to uninsured claims and indemnification liabilities following the Closing is limited to the Cap Limitation.

      SECTION 9.2. Indemnification by the Buyer. Following the Closing and subject to Sections 9.3 and 9.4, the Buyer shall indemnify and hold the Seller, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Seller-Related Entities") harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by the Buyer contained in this Agreement or in any Closing Document and (b) any breach of any covenant of the Buyer contained in this Agreement which survives the Closing or in any Closing Documents. Notwithstanding the foregoing the Buyer will not indemnify the Seller for any third party claims arising from or during the Seller's ownership of the Asset.

      SECTION 9.3. Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 9.1, (a) the Seller shall not be required to indemnify the Buyer or any Buyer-Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by the Seller by virtue of a breach this Agreement exceeds the Basket Limitation and, in such event, Seller shall be responsible for only the amount in excess of the Basket Limitation, (b) in no event shall the liability of the Seller with respect to the indemnification provided for in Section 9.1 above exceed in the aggregate the Cap Limitation, and (c) if prior to the Closing, the Buyer obtains knowledge of any inaccuracy or breach of any representation, warranty or covenant of the Seller contained in this Agreement (a "Buyer Waived Breach") and nonetheless proceeds with and consummates the Closing, then the Buyer and any Buyer-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article IX for, or any other claim or cause of action under this Agreement, at law or in equity on account of any such Buyer Waived Breach.

      SECTION 9.4. Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive for a period of 180 days after the Closing unless a longer or shorter survival period is expressly provided for in this Agreement.

      SECTION 9.5. Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, covenant or other provision of this Agreement or any Closing Document which survives the Closing shall be the indemnifications provided for under this Article IX.

                                   ARTICLE X

                           TAX CERTIORARI PROCEEDINGS

      SECTION 10.1. Prosecution and Settlement of Proceedings. Except as disclosed in Schedule 10.1 attached hereto, as of the date hereof there are no pending tax appeals by Seller in respect of the Property. The Seller reserves and shall have the right to initiate, prosecute and/or settle any tax reduction proceedings in respect of the Property relating to any period of the Seller's ownership of the Property; provided, however, that the Seller shall not settle any tax reduction proceedings in respect of the Property relating to the fiscal year in which the Closing occurs without the Buyer's prior written consent, which consent shall not be unreasonably withheld or delayed. The Buyer shall reasonably cooperate with the Seller in connection with the prosecution of any such tax reduction proceedings.

      SECTION 10.2. Application of Refunds or Savings. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings applicable to taxes payable during the period prior to the date of the Closing shall belong to and be the property of the Seller, and any refunds or savings in the payment of taxes applicable to taxes payable from and after the date of the Closing shall belong to and be the property of the Buyer; provided, however, that if any such refund creates an obligation to reimburse any tenants under Space Leases for any rents or additional rents paid or to be paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be provided in the Space Lease to such tenant) shall, at the Seller's election, either (a) be paid to the Buyer and the Buyer shall disburse the same to such tenants or (b) be paid by the Seller directly to the tenants entitled thereto. All attorneys' fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between the Seller and the Buyer in proportion to the gross amount of such refunds or savings payable to the Seller and the Buyer, respectively (without regard to any amounts reimbursable to tenants); provided, however, that neither the Seller nor the Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding.

      SECTION 10.3. Survival. The provisions of this Article X shall survive the Closing.

                                   ARTICLE XI

                                  MISCELLANEOUS

      SECTION 11.1. Brokers. (a) The Buyer represents and warrants to the Seller that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than BT Commercial Real Estate (the "Broker"). The Buyer agrees to indemnify, protect, defend and hold the Seller harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges resulting from the Seller's breach of the foregoing representation in this subsection (a). The provisions of this subsection (a) shall survive the Closing and any termination of this Agreement.

      (b) The Seller shall be solely responsible for the real estate commission payable to the Broker in connection with this Agreement and the Seller shall pay such commission pursuant to a separate agreement between the Seller and the Broker. The Seller represents and warrants to the Buyer that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby other than the Broker. The Seller agrees to indemnify, protect, defend and hold the Buyer harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges resulting from the Seller's breach of the foregoing representations in this subsection (b). The provisions of this subsection (b) shall survive the Closing and any termination of this Agreement.

      SECTION 11.2. Successors and Assigns; No Third-Party Beneficiaries. The stipulations, terms, covenants and agreements contained in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

      SECTION 11.3. Assignment. This Agreement may not be assigned by the Buyer without the prior written consent of the Seller.

      SECTION 11.4. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) telecopied, with telephone confirmation within one Business Day or (iv) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, as follows:

      (a) To the Seller:

                           c/o Blackstone Real Estate Acquisitions III L.L.C. 345 Park Avenue
                           32nd Floor
                           New York, New York 10154
                           Attention: Gary M. Sumers
                           Facsimile: 212-583-5726

                  with copies thereof to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention: Gregory J. Ressa, Esq.
                           Facsimile: 212-455-2502

         (b) To the Buyer:

                           Mission West Properties, L.P.
                           10050 Bandley Drive
                           Cupertino, CA 95014
                           Attention:  Carl E. Berg and Raymond V. Marino
                           Facsimile:  408-725-1626

All notices (i) shall be deemed to have been given on the date that the same shall have been delivered in accordance with the provisions of this Section and
(ii) may be given either by a party or by such party's attorneys. Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of 10 days' prior notice thereof to the other parties.

      SECTION 11.5. Entire Agreement. This Agreement, along with the Exhibits and Schedules hereto contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore had or made among the parties hereto are merged in this Agreement which alone fully and completely expresses the agreement of the parties hereto.

      SECTION 11.6. Amendments. This Agreement may not be amended, modified, supplemented or terminated, nor may any of the obligations of the Seller or the Buyer hereunder be waived, except by written agreement executed by the party or parties to be charged.

      SECTION 11.7. No Waiver. No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

      SECTION 11.8. Governing Law This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of California.

      SECTION 11.9. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      SECTION 11.10. Section Headings. The headings of the various Sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

      SECTION 11.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      SECTION 11.12. Acceptance of Deed. The acceptance of the Deed by the Buyer shall be deemed full compliance by the Seller of all of the Seller's obligations under this Agreement except for those obligations of the Seller which are specifically stated to survive the delivery of the Deed hereunder.

      SECTION 11.13. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

      SECTION 11.14. Recordation. Neither this Agreement nor any memorandum or notice of this Agreement may be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section shall survive the Closing or any termination of this Agreement.

      SECTION 11.15. Waiver of Jury Trial. The Seller and the Buyer hereby waive trial by jury in any action, proceeding or counterclaim brought by any party against another party on any matter arising out of or in any way connected with this Agreement.

      SECTION 11.16. Submission to Jurisdiction. Each of the Buyer and the Seller irrevocably submits to the jurisdiction of the United States District Court for the Northern District of California, or if such court determines it lacks jurisdiction, the courts of the State of California sitting in Santa Clara County, and appellate courts from any of the foregoing, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.

      SECTION 11.17. Unisys Indemnity. The Seller shall cooperate, at no cost to the Seller, with all reasonable requests of the Buyer in connection with the Buyer's efforts to cause the recording in the land records of Santa Clara County of (1) the Assignment of Unisys Indemnity dated as of June 15, 2000 between South Bay/San Tomas Associates and BRE I and (2) the Assignment of Unisys Indemnity dated as of June 15, 2000 between South Bay/San Tomas Associates and BRE II.

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                        SELLER:

                        BRE/SAN TOMAS I L.L.C., a Delaware limited liability company

                        By:      /s/ Karen Sprogis
                                 --------------------------------------------
                                 Name: Karen Sprogis
                                 Title: Managing Director and Vice President

                        BRE/SAN TOMAS II L.L.C., a Delaware limited liability company

                        By:      /s/ Karen Sprogis
                                 --------------------------------------------
                                 Name: Karen Sprogis
                                 Title: Managing Director and Vice President

                        BUYER:

                        MISSION WEST PROPERTIES, L.P., a Delaware limited partnership

                        By:      Mission West Properties Inc., its General
                                 Partner

                        By:      /s/ Carl E. Berg
                                 --------------------------------------------
                                 Name: Carl E. Berg
                                 Title: Chairman and CEO

                                    Exhibit A

                              ESTOPPEL CERTIFICATE

RE: __________ square feet at ______________, Santa Clara, California
("Premises")

The undersigned hereby certifies that the undersigned is a tenant at the Premises under a lease dated _____________ by and between [BRE/San Tomas I L.L.C.] (successor-in-interest to South Bay/San Tomas Associates), as landlord (the "Landlord") and ________, a _________ corporation, as tenant (the "Tenant") (the "Lease"). Tenant has been advised that said Lease will be assigned to Mission West Properties, Inc. ("Buyer") and its members, partners, lenders, successors and assigns.

The undersigned further hereby certifies to Landlord, Buyer, The Northwestern Mutual Life Insurance Company (the "Lender"), the holder or proposed holder of a deed of trust lien on the Premises, and their respective successors and assigns that:

      1) The Lease is presently in full force and effect and unmodified except as set forth on Schedule A hereto. The Lease contains all of the understandings and agreements between the Landlord thereunder and the undersigned.

      2) The undersigned has accepted possession of the Premises demised under the Lease, any improvements required by the terms of the Lease to be made by the Landlord have been completed to the satisfaction of the undersigned and any and all other special conditions to be performed by the Landlord prior to or at commencement of the term of the Lease or as a condition therefor have been performed and satisfied. The commencement date of the term of the Lease is _______, and the expiration date is ______________. The Rental Commencement Date is ___________.

      3) The undersigned's obligation to pay rent has commenced in full. The Lease provides for, and the undersigned is currently paying, rent as follows:

            (a) Monthly Installment (as defined in the Lease) of base rent:
            $_____

            (b) Additional Rent (as defined in the Lease): The Lease is a [triple net] lease. As part of Additional Rent, Tenant pays Property Taxes (as defined in the Lease) actually billed and insurance costs in connection with insurance policies relating to the Premises ("Insurance Costs"). Tenant's most recent payment of Property Taxes was in the amount of $_________ (representing the actual amount billed for the 2001-2002 tax year).

      4) No rent under the Lease has been paid more than 30 days in advance of its due date.

      5) Unless set forth below, the address for notices to be sent to the undersigned is as set forth in the Lease or in a notice attached to this Estoppel Certificate.

      6) To the best of undersigned's knowledge, the Landlord is not in default under the Lease, and the undersigned, as of this date, has no charge, lien or claim of setoff under the Lease or otherwise against rents or other charges due or to become due thereunder.

      7) The undersigned has no right of first refusal with respect to any other space in the Premises and no option to extend or terminate the Lease, except as follows (if none, state "None"):

      8) The undersigned has no option to acquire any interest in any portion of the Premises, except as follows (if none, state "None"):

      9)    The undersigned has made a security deposit in the amount of $___.

      10) The undersigned is not in default under the Lease and is current in the payment of rent and other charges required to be paid by the undersigned to the Landlord.

      11) The undersigned has not entered into any sublease, assignment or other agreement transferring any of its interests in the Lease or the Premises, except as follows (if none, state "None"):

      12) There are no actions, whether voluntary or otherwise, pending against the undersigned (or any guarantor of the undersigned's obligations under the Lease) under the bankruptcy or insolvency laws of the United States or any state thereof.

      13) Tenant hereby agrees that the subordination and attornment provisions of the Lease apply for the benefit of the Buyer, the Lender and their respective successors and assigns with respect to any mortgage loan, and all extensions, renewals, increases and modifications thereof.

      14) Tenant has attached a true, correct and complete copy of the Lease and any amendments and modifications thereto to this estoppel certificate.

      15) The person signing this certificate for Tenant has full power and authority to do so.

This certificate shall inure to the benefit of the Landlord, Buyer, the Lender and their respective successors and assigns, and is binding upon the undersigned and its successors and assigns.

Dated:                          , 2003
        -----------------------

Address:                                [TENANT].
        -------------------

        -------------------

                                              By:
                                                  ------------------------------

                                              Print Name:
                                                         -----------------------

                                              Title:
                                                     ---------------------------

                    Schedule A to Tenant Estoppel Certificate

                       Lease Modifications and Amendments
                             (If none, state "None")

                                    Exhibit B

           ASSIGNMENT AND ASSUMPTION OF LANDLORD'S INTEREST IN LEASES

      ASSIGNMENT AND ASSUMPTION OF LANDLORD'S INTEREST IN LEASES dated ___________, 2003, between [BRE/San Tomas I L.L.C.][BRE/San Tomas II L.L.C.], a Delaware limited liability company having an address at 345 Park Avenue, 32nd Floor, New York, New York 10154 ("Assignor")] and Mission West Properties, L.P., a Delaware limited partnership having an address at 10050 Bandley Drive, Cupertino, CA 95014 ("Assignee").

                                   Background

      This Assignment and Assumption of Landlord's Interest in Leases is being executed and delivered pursuant to that certain Purchase and Sale Agreement dated as of ___________, 2003 (the "Purchase Agreement") among Assignor, as seller, and Assignee, as buyer. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                            Assignment and Assumption

      In consideration of Ten ($10.00) Dollars in hand paid by Assignee, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign, transfer and set over unto Assignee, all of Assignor's right, title and interest in and to:

      All leases, occupancy agreements, license agreements, rental agreements, concession agreements and other written agreements entered into with any tenants relating to the Property and the buildings and other improvements located thereon, or any portion thereof, including, without limitation, the leases, occupancy agreements, license agreements, rental agreements, concession agreements and other written agreements set forth on Schedule A attached hereto (all of the foregoing leases, collectively, the "Space Leases").

      TO HAVE AND TO HOLD, the same unto Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained in the Space Leases.

      Assignee hereby assumes the performance of all of the terms, covenants and conditions of the Space Leases described on Schedule A attached hereto on the Assignor's part to be performed thereunder from and after the date hereof and will well and truly perform all of the terms, covenants and conditions of such Leases from and after the date hereof, all with the same force and effect as though the Assignee had signed such Space Leases as a party named therein.

      IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this instrument as of the day first above written.

                              ASSIGNOR:

                              [BRE/SAN TOMAS I L.L.C., a Delaware limited liability company]

                              By:
                                   ---------------------------
                                   Name:
                                   Title:

                              [BRE/SAN TOMAS II L.L.C., a Delaware limited liability company]

                              By:
                                   ---------------------------
                                   Name:
                                   Title:

                              ASSIGNEE:

                              MISSION WEST PROPERTIES, L.P., a Delaware limited partnership

                              By: Mission West Properties, Inc., its General Partner

                              By:
                                   ---------------------------
                                   Name:
                                   Title:

Schedules:

Schedule A        Space Leases

    Schedule A to Assignment and Assumption of Landlord's Interest in Leases

                                  Space Leases

                             BRE/San Tomas I L.L.C.

2880 Scott Blvd.:          Lease Agreement by and between South Bay/San Tomas
Santa Clara, CA            Associates and NEC Electronics, Inc. dated
                           May 11, 1995

                           Amendment to Lease dated November 16, 1998 by and between South Bay/San Tomas Associates and NEC Electronics, Inc.

                           Confirmation of Commencement Date, Rental
                           Commencement date, and Lease Term for Reference purposes as of May 21, 1996, is made by and between South Bay/San Tomas Associates, a California general partnership and NEC Electronics, Inc., a California corporation

2890 Scott Blvd.:          Lease Agreement by and between South Bay/San Tomas
Santa Clara, CA            Associates and NEC Electronics, Inc. dated
                           November 16, 1998

                           Sublease dated February 15, 2002 by and between NEC Electronics, Inc., a California corporation and NEC Systems, Inc., a New York corporation.

                           Sub-sublease dated March 2002, entered into by and between NEC Systems, Inc. a New York corporation and NEC Electronics, Inc., a California corporation

2300 Central               Lease Agreement by and between BRE/San Tomas I, LLC
Expressway                 and JDS Uniphase Corporation (successor by merger to
Santa Clara, CA            SDL, Inc.) dated January 24, 2001

2220 Central               Lease Agreement by and between South Bay/San Tomas
Expressway                 Associates and Turnstone Systems, Inc. dated
First Floor                April 28, 2000, as amended by the First Amendment to
Santa Clara, CA            Lease Agreement dated as of April 7, 2003

2800 Scott Blvd:           Agreement by and between South Bay/San Tomas
Santa Clara, CA            Associates and Auspex Systems, Inc. dated
                           January 14, 1997

                             BRE/San Tomas II L.L.C.

Address:                   Lease:
--------                   -----

2001 Walsh Blvd.           Lease Agreement by and between South Bay/San Tomas
Santa Clara, CA            Associates and NEC Electronics, Inc. dated
                           July 13, 1995

                           Confirmation of Commencement date Rental Commencement Date, Lease Term, Rentable Square Footage, and Initial Monthly Installment Dated for reference purposes as of September 1,1996 by and between South Bay/San Tomas Associates, a California general partnership and NEC Electronics, Inc., a California corporation

                           Sublease dated December 7, 2000 by and between NEC Electronics, Inc., a Delaware corporation ("Sublandlord"), and Elpida Memory (USA), Inc., a Delaware corporation ("Subtenant") for 29,380 rentable square feet at the Premises

                                    Exhibit C

               ASSIGNMENT AND ASSUMPTION OF CONTRACTS, EQUIPMENT
                        LEASES, PERMITS, AND WARRANTIES

      ASSIGNMENT AND ASSUMPTION OF CONTRACTS, EQUIPMENT LEASES, PERMITS, AND WARRANTIES dated as of _______________, 2003 (the "Agreement"), between [BRE/San Tomas I L.L.C.][BRE/San Tomas II L.L.C.], a Delaware limited liability company having an address at 345 Park Avenue, 32nd Floor, New York, New York 10154 ("Assignor") and Mission West Properties, L.P., a Delaware limited partnership having an address at 10050 Bandley Drive, Cupertino, CA 95014 ("Assignee").

                                   Background

      This Agreement is being executed and delivered pursuant to that certain Purchase and Sale Agreement dated as of ______, 2003 (the "Purchase Agreement") among Assignor, as seller, and Assignee, as buyer. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                            Assignment and Assumption

      In consideration of Ten ($10.00) Dollars in hand paid by Assignee, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign, transfer and set over unto Assignee, all of Assignor's right, title and interest in and to:

      (i) All agreements, contracts or understandings of Assignor relating to ownership, operation, maintenance, and management of the Property and the buildings and other improvements located thereon, or any portion thereof, including, without limitation, the contracts set forth on Schedule A attached hereto (collectively, the "Contracts");

      (ii) All equipment leases and rental agreements relating to the equipment, services, vehicles, furniture or other type of personal property with regard to the Property and the buildings and other improvements located thereon, or any portion thereof, including, without limitation, the leases set forth on Schedule B attached hereto (collectively, the "Equipment Leases");

      (iii) All of Assignor's right, title and interest in and to all licenses, registrations, certificates, permits, approvals and other governmental authorizations relating to the construction, operation, use or occupancy of the Property and the buildings and other improvements located thereon, or any portion thereof (collectively, the "Permits");

      (iv) all of Assignor's right, title and interest in and to all warranties and guarantees, if any, relating to the personal property located on the Property or in the buildings and other improvements located thereon, including, but not limited to, those set forth on Schedule C (collectively, the "Warranties"; the Contracts, the Equipment Leases, the Permits and the Warranties are collectively referred to herein as the "Agreements").

      TO HAVE AND TO HOLD, the same unto Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained in the Agreements.

      Assignee hereby assumes the performance of all of the terms, covenants and conditions of the Contracts described on Schedule A attached hereto, the Equipment Leases described on Schedule B attached hereto and the Warranties described on Schedule C attached hereto on the Assignor's part to be performed thereunder from and after the date hereof and will perform all of the terms, covenants and conditions of such Contracts and Equipment Leases arising or accruing from and after the date hereof, all with the same force and effect as though the Assignee had signed such Contracts and Equipment Leases as a party named therein.

      IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this instrument as of the day first above written.

                                 ASSIGNOR:

                                 [BRE/SAN TOMAS I L.L.C., a Delaware limited liability company]

                                 By:
                                     -----------------------------

                                     Name:
                                     Title:

                                 [BRE/SAN TOMAS II L.L.C., a Delaware limited liability company]

                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                 ASSIGNEE:

                                 MISSION WEST PROPERTIES, L.P., a Delaware limited partnership

                                 By: Mission West Properties, Inc., its General
                                     Partner

                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

Schedules:
----------

Schedule A          Contracts
Schedule B          Equipment Lease
Schedule C          Warranties

                   Schedule A to Assignment and Assumption of
               Contracts, Equipment Leases, Permits and Warranties

                                    Contracts

                                      None.

                   Schedule B to Assignment and Assumption of
               Contracts, Equipment Leases, Permits and Warranties

                                Equipment Leases

                                      None.

                   Schedule C to Assignment and Assumption of
               Contracts, Equipment Leases, Permits and Warranties

                                   Warranties

                             BRE/San Tomas I L.L.C.

       Building                      Warranty                 Date
       --------                      --------                 ----

2300 Central Expressway           Johns Manville            11/7/1997
Buildings A, B and C

2770 Scott Boulevard              Johns Manville            12/15/1997

                             BRE/San Tomas II L.L.C.

                                      None.

                                    Exhibit D

                         ASSIGNMENT OF UNISYS INDEMNITY

      THIS ASSIGNMENT AND ASSUMPTION OF UNISYS INDEMNITY ("Assignment") is made this ____ day of April, 2003, by and between [BRE/SAN TOMAS I L.L.C.][BRE/SAN TOMAS II L.L.C.], a Delaware limited liability company ("Assignor") and MISSION WEST PROPERTIES, L.P., a Delaware limited partnership ("Assignee").

                              W I T N E S S E T H:

      A. This Assignment is being executed and delivered pursuant to that certain Purchase and Sale Agreement dated as of April ___, 2003 (the "Purchase Agreement") among Assignor, as seller, and Assignee, as buyer for the purchase and sale of that certain real property more particularly described on Schedule C hereto (the "Property").

      B. South Bay/San Tomas Associates, a California general partnership ("South Bay"), predecessor-in-interest to Assignor, entered into that certain Amendment No. 8 to Purchase and Sale Agreement dated October 8, 1990 (the "Eighth Amendment"), with Unisys Corporation, a Delaware corporation ("Unisys") "), a copy of which is attached hereto as Schedule A hereto.

      C. SBC&D Co., Inc., a California corporation, the predecessor-in-interest to South Bay, entered into that certain Amendment No. 6 to Agreement of Purchase and Sale and Escrow Instructions dated as of June 21, 1990 ("Sixth Amendment"), with Unisys, a copy of which is attached hereto as Schedule B hereto. The Eighth Amendment and the Sixth Amendment contain certain environmental indemnities made by Unisys in favor of South Bay with respect to the Property.

      D. Pursuant to that certain Assignment of Unisys Indemnity dated as of June 15, 2000 (the "BRE Assignment"), South Bay assigned to Assignor a non-exclusive right (subject to the terms of the BRE Assignment) to all of South Bay's right, title and interest to certain environmental indemnities delivered by Unisys pursuant to the Eighth Amendment and the Sixth Amendment.

      E. Assignor desires to assign all of its right title and interest, if any, to the Unisys Indemnity (as defined below) to Assignee.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as set forth below:

      1. Capitalized terms used and not otherwise defined in this Assignment shall have the meanings assigned thereto in the Purchase Agreement.

      2. Effective as of the date of the recording of the Grant Deed in the Official Records of Santa Clara County pursuant to which title to the Property is transferred to Assignee ("Effective Date"), Assignor hereby assigns unto Assignee a non-exclusive right (except as set forth below) in and to Assignor's right and interest in and to the indemnification made by Unisys contained in
Section 3 of the Sixth Amendment and the indemnification made by Unisys contained in Section 3 of the Eighth Amendment as such indemnifications relate to the Property, if at all (collectively, the "Unisys Indemnity"), which assignment is subject to the reservation of rights set forth in the last sentence of this paragraph. Assignee hereby accepts such assignment and expressly assumes and covenants to keep, perform, fulfill and discharge all of the terms, covenants, conditions and obligations required to be kept, performed, fulfilled and discharged by Assignee, as buyer in and under the Unisys Indemnity. Notwithstanding the foregoing assignment, Assignor and Assignee hereby agree that Assignor shall retain its own right and interest in and to the Unisys Indemnity; provided, however, that to the extent the Unisys Indemnity cannot be assigned on a non-exclusive basis, the foregoing assignment shall be deemed a full assignment of the Unisys Indemnity to Assignee.

      3. Notwithstanding anything in this Assignment or in the Purchase Agreement to the contrary, this Assignment and the assignment of the Unisys Indemnity made hereby, are made without any express or implied representation or warranty by Assignor of any kind or nature whatsoever.

      4. This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

      5. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

      6. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first written above.

                                ASSIGNOR:

                                BRE/SAN TOMAS [I][II] L.L.C., a
                                Delaware limited liability company

                                By:
                                   ---------------------------
                                Name:
                                Title:

                                ASSIGNEE:

                                MISSION WEST PROPERTIES, L.P., a Delaware limited partnership

                                By: Mission West Properties, Inc., its General
                                    Partner

                                By:
                                    ----------------------------
                                    Name:
                                    Title:

Schedules

Schedule A:       Eighth Amendment
Schedule B:       Sixth Amendment
Schedule C:       Legal Description

State of ____________      )
                                    ) ss:
County of ____________     )

      On April ___, 2003, before me, ______________________, Notary Public, in and for said State, personally appeared ________________________, personally known to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that s/he executed the same in his/her authorized capacity as the _____________________ of _______________________ and
that by his/her signature on the instrument such person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

         (Seal of Notary)

                             --------------------------
                             Name:
                             My commission expires:

State of ____________      )
                                    ) ss:
County of ____________     )

      On April ___, 2003, before me, ______________________, Notary Public, in and for said State, personally appeared ________________________, personally known to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that s/he executed the same in his/her authorized capacity as the _____________________ of _______________________ and
that by his/her signature on the instrument such person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

         (Seal of Notary)

                             --------------------------
                             Name:
                             My commission expires:

           Schedule A to Assignment and Assumption of Unisys Indemnity

                                Eighth Amendment

           Schedule B to Assignment and Assumption of Unisys Indemnity

                                 Sixth Amendment

           Schedule C to Assignment and Assumption of Unisys Indemnity

                                Legal Description

                            (BRE/San Tomas I L.L.C.)

Real property in the City of Santa Clara, County of Santa Clara, State of California described as follows:

PARCEL ONE:

      PARCEL 1, as shown on that certain Parcel Map, filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

PARCEL ONE-A

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-B

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-C

An easement for storm drain over all those portions of Parcel 2, designated "10' P.S.D.E. established hereon to benefit Parcel 1", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-D

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

Legal Description-Continued

PARCEL TWO

ALL OF PARCEL 2, as shown on Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

Excepting Therefrom, a portion of said Parcel 2 described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the Common Corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner to said Parcels 2 and 3;

Thence along a common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL TWO-A

An easement for ingress and egress over all those portions of Parcel 1, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-B

An easement for ingress and egress over all those portions of Parcel 3, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49 pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-C

An easement for ingress and egress over all those portions of Parcel 4, as shown and designated "P.I.E.E. Established Hereto To Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-D

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-E

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-F

An easement for storm drain over all those portions of Parcel 4, designated "10' S.D.E. (3) Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-G

An easement for landscape over all those portions of Parcel 1, designated "P.L.E. Established Herein to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-H

An easement for landscape over all those portions of Parcel 4, designated "15' P.L.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of

California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-I

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-J

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL THREE

ALL OF PARCEL 3, as shown on Parcel Map filed on May 13, 1993 in Book 646 of Maps Pages 46 through 49 Santa Clara County Records.

Together with a portion of Parcel 2 as shown on said Map, said portion of Parcel 2 being more particularly described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the common corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence, along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner of said Parcels 2 and 3;

Thence along said common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL THREE-A

An Easement for sanitary sewer over those portions of Parcel 2, designated "10' P.S.S.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL THREE-B

An easement for ingress and egress over all those portions of Parcel 2, designated "P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed fore record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL THREE-C

An Easement for ingress and egress over those portions of Parcel 2, designated "21' P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

ARB: 224-10-100.04

PARCEL FOUR

ALL OF PARCEL 4, and a portion of Parcel 5, as shown Parcel Map filed for record on May 13, 1993 in Book 646 of Maps, Pages 46, 47, 48 and 49, Santa Clara County Records.

Beginning at a point in the Westerly boundary of Scott Boulevard at an easterly corner of said Parcel 5 as said Boulevard and Parcel are shown on said map, said point being the northeasterly corner of Parcel "A" as said Parcel is shown on Record of Survey Map filed for record on February 10, 1967 in Book 219 of Maps at Page 5, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and Parcel "A", North 89(degree) 28' 12" West, 120.00 feet and South 0(degree) 59' 10" West, 124.00 feet to the northerly boundary of the "MARCIA J. MCMANUS PROPERTY", as shown on Record of Survey Map filed for record on January 13, 1961 in Book 128 of Maps at Page 48, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and McManus Property, North 89(degree) 28' 12" West, 62.89 feet to the Northwesterly corner of said McManus Property;

Thence, North 89(degree)28' 12" West, 38.94 feet to a Southeasterly corner of said Parcel 4;

Thence along a common boundary to said Parcels 4 and 5, North 89(degree) 29' 12" West, 161.06 feet to a Northeasterly corner of that certain 3.924 net acre parcel as shown on Record of Survey Map filed for record on May 22, 1959 in Book 106 of Maps at Page 54, Santa Clara County Records.

Thence along the common boundary of said Parcel 4 and said 3.924 net acre parcel, North 89(degree) 29' 54" West, 362.84 feet to an easterly boundary of Parcel I as shown on Parcel Map filed for record on September 19, 1990 in Book 618 of Maps at Pages 36, 37 and 38, Santa Clara County Records.

Thence, along the common boundaries of said Parcel 4 and said Parcel 1, North 1(degree) 04' 25" East, 302.38 feet, South 89(degree) 29' 54" East, 42.42 feet, and North 0(degree) 30' 06" East, 80.00 feet to a corner of Parcel 2 as said Parcel 2 is shown on first said Parcel Map;

Thence, continuing along the projection of the last mentioned course and a common boundary of said Parcel 4 and said Parcel 2, North 0(degree) 30' 06" East, 20.00 feet;

Thence, continuing along a common boundary of said Parcel 4 and said Parcel 2, South 89(degree) 28' 22" East, 703.69 feet to said Westerly boundary of Scott Boulevard;

Thence, along last said boundary, South 0(degree) 59' 10" West, 278.25 feet to the Point of Beginning.

PARCEL FOUR-A

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

           Schedule C to Assignment and Assumption of Unisys Indemnity

                                Legal Description

                            (BRE/San Tomas II L.L.C.)

Real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE

A portion of PARCEL 5, as shown on that certain Parcel Map, filed for record on May 13, 1993 in Book 646 of Maps at Pages 46, 47, 48 and 49 Santa Clara County Records and a portion of 3.924 net acre parcel as shown on Record of Survey filed for record on May 22, 1959 in Book 106 of Maps at Page 54, Santa Clara County Records more particularly described as follows:

COMMENCING at a point in the Westerly boundary of Scott Boulevard at a Southeasterly corner of said Parcel 5, as said Boulevard and Parcel are shown on said map, said point being the Northeasterly corner of Parcel "A" as shown on Record of Survey Map filed for record on February 10, 1967 in Book 219 of Maps, at Page 5, Santa Clara County Records;

Thence along the common boundaries of said Parcel 5 and said Parcel "A", North 89(degree) 28' 12" West, 120.00 feet and South 0(degree) 59' 10" West, 124.00 feet to the Northerly boundary of the "MARCIA J. MC MANUS PROPERTY", as shown on Record of Survey Map filed for record on January 13, 1961 in Book 128 of Maps at Page 48, Santa Clara County Records.

Thence, along the common boundaries of said PARCEL 5 and said MC MANUS PROPERTY, North 89(degree) 28' 12" West, 62.89 feet to the True Point of Beginning.

Thence from said True Point of Beginning continuing along a common boundary of said Parcel 5 and said MC MANUS PROPERTY South 0(degree) 57' 22" West, 100.00 feet to the Northeasterly corner of that certain parcel described in the Deed from William McCann, et us, to Joseph N. Gresham, et ux, by instrument dated April 20, 1956 and recorded April 23, 1956 in Book 3474 of Official Records, Page 190;

Thence, along the common boundaries of said Parcel 5 and said parcel from McCann to Gresham, North 89(degree) 28' 12" West, 15.00 feet and South 0(degree) 57' 22" West, 165.00 feet to a Northerly boundary of that certain 3.924 net acre parcel as shown on Record of Survey Map filed for record on May 22, 1959 in Book 106 of Maps, at Page 54, Santa Clara County Records;

Thence, along last said Northerly boundary, South 89(degree) 28' 12" East,
197.75 feet to the Westerly boundary of said Scott Boulevard;

Thence, along last said boundary South 00(degree) 59' 10" West, 2.96 feet to the Northerly end of return for Northwest corner of Scott Boulevard and Walsh Avenue as shown on Record of Survey Map filed on July 17, 1967 in Book 225 of Maps, Pages 14 and 15, Santa Clara County Records;

Thence, along said return on a tangent curve deflecting to the right with a radius of 140.00 feet, through a central angle of 18(degree) 00' 00" an arc distance of 43.98 feet;

Thence along a tangent curve deflecting to the right with a radius of 40.00 feet, through a central angle of 53(degree) 30' 56" an arc distance of 37.36 feet;

Thence along a tangent curve deflecting to the right with a radius of 140.00 feet, through a central angle of 18(degree) 00' 00" an arc distance of 43.98 feet to the Northerly boundary of said Walsh Avenue;

Thence, North 89(degree) 29' 54" West, 670.84 feet to an Easterly boundary of Parcel 1 as shown on Parcel Map filed for record on September 19, 1990 in Book 618 of Maps at Pages 36, 37 and 38, Santa Clara County Records.

Thence, along the common boundary of said Parcel 1 and 3.924 net acre parcel, North 01(degree) 04' 25" East, 343.57 feet to the Southwesterly corner of Parcel 4 as shown on first said Parcel Map;

Thence, along the common boundary of said Parcel 4 and said 3.294 net acre parcel South 89(degree) 29' 54" East 362.84 feet to a Westerly corner of said Parcel 5;

Thence, along a common boundary of said Parcels 4 and 5 and its Easterly projection South 89(degree) 28' 12" East, 200.00 feet to the True Point of Beginning.

PARCEL ONE-A

A right of way for ingress and egress over a strip of land 20 feet wide, the center line of which is described as follows:

Beginning at a point in the quarter section line running North and South through the center of Section 34, Township 6 South, Range 1 West, M.D.B. & M. distant thereon South 0(degree) 03' West 100 feet from the Northeast corner of the South 1/2 of the Northwest 1/4 of Section 34, Township 6 South, Range 1 West M.D.B. &
M. said Northeast corner also being the Northeasterly corner of that certain 2 acre tract of land described in the Deed from Joseph F. Costa et al., to Geo P. Peterson, et ux, dated January 2, 1947, recorded January 3, 1947 in Book 1403 Official Records, Page 295, Santa Clara County Records; the true point of beginning of the right of way to be described; thence leaving said quarter section line and running parallel with the Northerly line of said 2 acre tract South 89(degree) 45' West 250.60 feet to the Northeasterly corner of that certain parcel of land conveyed to Joseph N. Gresham et ux in Deed recorded April 23, 1956 in Book 3474, Page 190, Official Records.

Less that portion lying within the Right-of-Way of Scott Boulevard.

PARCEL ONE-B

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

                                    Exhibit E

                                   BRE I LEASE

                                 LEASE AGREEMENT

LANDLORD:            MISSION WEST PROPERTIES, L.P.

TENANT:              BRE/SAN TOMAS I L.L.C.

PREMISES:            2220 Central Expressway
                     Second Floor
                     Santa Clara, California

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I SUMMARY OF TERMS 1

         1.1      Landlord ................................................   1

         1.2      Tenant ..................................................   1

         1.3      Building ................................................   1

         1.4      Land: ...................................................   1

         1.5      Premises ................................................   1

         1.6      Term ....................................................   1

         1.7      Base Rent ...............................................   1

         1.8      Purpose .................................................   1

         1.9      Common Areas: ...........................................   1

ARTICLE II GRANT OF LEASE/APPURTENANT RIGHTS AND RESERVATIONS .............   1

         2.1      Grant ...................................................   1

         2.2      Appurtenant Rights and Reservations .....................   1

ARTICLE III TITLE AND CONDITION ...........................................   2

         3.1      Title and Condition .....................................   2

ARTICLE IV USE OF PREMISES ................................................   2

         4.1      Use of Premises .........................................   2

         4.2      Quiet Enjoyment .........................................   2

ARTICLE V RENT ............................................................   2

         5.1      Base Rent ...............................................   2

         5.2      Independent Covenant ....................................   2

         5.3      Additional Rent. ........................................   2

         5.4      Late Charge .............................................   3

ARTICLE VI RULES AND REGULATIONS ..........................................   3

         6.1      Rules and Regulations ...................................   3

ARTICLE VII UTILITIES .....................................................   3

         7.1      Utilities ...............................................   3

         7.2      Excessive Use of Building Systems .......................   3

ARTICLE VIII MAINTENANCE AND REPAIR .......................................   4

         8.1      Tenant to Maintain ......................................   4

         8.2      Landlord's Repairs ......................................   4

ARTICLE IX ALTERATIONS ....................................................   4

         9.1      Tenant's Alterations ....................................   4

ARTICLE X INSURANCE .......................................................   5

         10.1     Insurance to be Maintained by Tenant ....................   5

         10.2     Evidence of Insurance ...................................   5

         10.3     Landlord's Insurance ....................................   5

         10.4     Insurance Companies .....................................   5

         10.5     Waiver of Subrogation ...................................   6

ARTICLE XI CASUALTY .......................................................   6

         11.1     Options in Event of Casualty ............................   6

         11.2     Non-Abatement of Rent ...................................   6

         11.3     Insurance Proceeds ......................................   6

ARTICLE XII WAIVER OF CERTAIN CLAIMS; INDEMNITIES .........................   6

         12.1     Waiver of Certain Claims ................................   6

         12.2     Tenant Responsible for Personal Property ................   7

         12.3     Tenant's Indemnification ................................   7

         12.4     Landlord's Indemnification ..............................   7

ARTICLE XIII ASSIGNMENT AND SUBLETTING ....................................   7

         13.1     Tenant's Assignment/Subletting ..........................   7

ARTICLE XIV LANDLORD TERMINATION RIGHT ....................................   7

         14.1     Landlord Termination Right ..............................   7

ARTICLE XV COMPLIANCE WITH LAW AND CONTRACTS ..............................   8

         15.1     Compliance with Law and Contracts .......................   8

ARTICLE XVI SUBORDINATION/SUPERIORITY .....................................   8

         16.1     Subordination or Superiority ............................   8

         16.2     Liability of Holder of Mortgage; Attornment .............   8

ARTICLE XVII TENANT'S ESTOPPEL CERTIFICATES ...............................   9

         17.1     Estoppel Certificate ....................................   9

ARTICLE XVIII CONDEMNATION ................................................   9

         18.1     Options in the Event of Condemnation ....................   9

ARTICLE XIX SURRENDER .....................................................   9

         19.1     Surrender ...............................................   9

ARTICLE XX DEFAULT ........................................................   9

         20.1     Events Constituting Default .............................   9

         20.2     Liquidated Damages ......................................  10

         20.3     Waiver, Expenses, Etc ...................................  10

         20.4     Holdover ................................................  10

ARTICLE XXI MISCELLANEOUS .................................................  11

         21.1     Notices Demands and Other Instruments ...................  11

         21.2     Brokerage ...............................................  11

         21.3     Severability ............................................  11

         21.4     Binding Effect ..........................................  11

         21.5     Headings ................................................  12

         21.6     Interpretation ..........................................  12

         21.7     Entire Agreement; Modifications .........................  12

                                LIST OF EXHIBITS

Exhibit A:                 Legal description of Property

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT ("Lease") is made as of the 8th day of April, 2003, by and between Landlord (the party described in paragraph 1.1, below) and Tenant (the party described in paragraph 1.2, below).

                                SUMMARY OF TERMS

      Landlord: Mission West Properties, L.P. ("Landlord").

      Tenant: BRE/San Tomas I L.L.C. ("Tenant").

      Building: The building consisting of approximately 62,522 rentable square feet located on the Land with a street address of 2220 Central Expressway, Santa Clara, California (the "Building").

      Land: The real property more particularly described on Exhibit A hereto.

      Premises: The second floor of the Building consisting of approximately 30,000 rentable square feet as more particularly shown on Schedule A and A.1 hereto.

      Term: The term of the Lease shall commence on May 1, 2003 (the "Commencement Date") and shall terminate on April 30, 2005 (the "Expiration Date"), unless sooner terminated as provided herein.

      Base Rent: $1,000,000 per year, payable in equal monthly installments of $83,333 per month.

      Purpose: Subject to the provisions of paragraph 4.1, below, the Premises may be used for general offices and for no other purpose whatsoever.

      Common Areas: The areas within the Land, but outside of the buildings located thereon (including the Building), designated by Landlord for the general use and convenience of Tenant and other tenants, including, without limitation, the parking areas and driveways serving the Land.

               GRANT OF LEASE/APPURTENANT RIGHTS AND RESERVATIONS

      Grant. For and in consideration of the Base Rent (as defined in paragraphs
1.7 and 5.1 of this Lease), the covenants herein contained, and other good and valuable consideration, the adequacy and sufficiency of which both Landlord and Tenant acknowledge and accept, Tenant hereby leases from Landlord, and Landlord hereby leases to Tenant, the Premises, upon the terms and conditions stated herein.

      Appurtenant Rights and Reservations.

      Rights to Common Area. Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use in common with others, the Common Areas.

      Areas Excluded from Premises. Excepted and excluded from the Premises are the exterior windows, and any space in the Premises used for shafts, conduits, fan rooms, ducts, electric or other utilities, or other mechanical facilities serving the Building (but which do not exclusively serve the Premises). Tenant expressly agrees that Landlord shall have the right to place in the Premises (but, if Tenant is using or occupying the Premises, only in such manner as to reduce to a minimum interference with Tenant's use of the Premises) interior utility lines, mechanical equipment, pipes, conduits, ducts and the like. Further, Tenant shall allow Landlord to install (if Tenant is using or occupying the Premises, only in such manner as to reduce to a minimum interference with Tenant's use of the Premises), access panels in any hung ceilings or walls in order to afford access to any facilities not comprising the Premises above the ceiling or within or behind the walls.

                               TITLE AND CONDITION

      Title and Condition. The Premises are let subject to (a) all zoning laws, regulations, restrictions, rules and ordinances; (b) all building restrictions and other laws, regulations, rules and ordinances; (c) all fire, safety, health and environmental laws, rules and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction; and (d) with respect to buildings, structures and other improvements located on the Premises, their condition as of the date of this Lease. Tenant accepts the physical condition of the Premises "as is"; the zoning laws, ordinances, restrictions, rules, and regulations affecting the Premises; all fire, safety, health and environmental rules and regulations affecting the Premises; and all other title or use exceptions and other matters restricting or otherwise affecting the use of the Premises, and agrees to be bound by same for all purposes relating to this Lease.

                                 USE OF PREMISES

      Use of Premises. Tenant shall use or occupy the Premises only for the purposes set forth in paragraph 1.8 hereof, and for no other purpose or use whatsoever. Without limiting the foregoing, Tenant shall not conduct any bulk sale, auction, or distress sale on the Premises or the Land, nor overload the floors of the Premises, nor commit (nor permit to be committed) any waste or abuse of the Premises.

      Quiet Enjoyment. If, and for so long as, Tenant shall observe and perform all of the covenants, agreements and obligations required by it to be observed and performed hereunder, Landlord covenants peaceful and quiet occupation and enjoyment of the Premises by Tenant as contemplated by this Lease without hindrance or molestation by Landlord or anyone claiming under Landlord.

                                      RENT

      Base Rent. Tenant shall pay the Base Rent attributable to the last calendar month of the Term in advance upon the execution of this Lease. Beginning on the Commencement Date, Tenant shall pay to the order of Landlord, or such other person as Landlord shall direct, base rent ("Base Rent") in the amounts set forth in paragraph 1.7, above. Base Rent shall be paid monthly, in advance, on or before the first day of each calendar month in lawful money of the United States of America. Until Tenant receives written notice from Landlord to the contrary, Base Rent shall be paid to Landlord at 10050 Bandley Drive, Cupertino, CA 95014. If the Commencement Date or Expiration Date is a day other than the first day of a calendar month, then the Base Rent for that month shall be pro-rated on the basis of a 30-day month, and the actual number of days remaining in the month after the Commencement Date or before the Expiration Date.

         Independent Covenant. The obligations of Tenant hereunder shall be separate and independent covenants and agreements, and the Base Rent shall continue to be payable in all events, and the obligations of Tenant hereunder shall continue unaffected until the termination of the Term of this Lease unless the requirement to pay or perform the same shall have been terminated or abated pursuant to an express provision of this Lease.

         Additional Rent. Other than the payment of (i) Base Rent as set forth in paragraph 5.1 and (ii) amounts that may become due and payable by Tenant under paragraphs 7.1, 7.2, 8.1, 12.3 or 14.1 of this Lease, Tenant shall have no obligation for the payment of any other amounts under this Lease or with respect to the Premises or the Common

Areas, including, without limitation, (a) real estate taxes and (b) any other costs and expenses paid or incurred by Landlord in connection with the Premises or the Common Areas.

      Late Charge. If any Base Rent or any other sum due from Tenant under the terms of this Lease shall not be received by Landlord within five days of the date when due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount for each day such amount remains unpaid.

                              RULES AND REGULATIONS

      Rules and Regulations. If Tenant shall use or occupy all or a portion of the Premises, Tenant shall observe and comply, and shall cause its subtenants, assignees, invitees, guests, employees, contractors and agents to observe and comply strictly with the rules and regulations as Landlord may make for the Building from time to time, as in Landlord's reasonable judgment may be necessary, appropriate or desirable for the safety, maintenance, operation and care of the Building and the Common Areas. Landlord shall not be liable for failure of any person to obey such rules and regulations. Landlord shall not be obligated to enforce such rules and regulations against any person, and the failure of Landlord to enforce any such rules and regulations shall not constitute a waiver thereof or relieve Tenant from compliance therewith. Any violation of such rules and regulations by, or Landlord's failure to enforce the same against, any other tenant, its subtenants, assignors and occupants and their respective agents, employees, invitees, guests or licensees shall not be deemed, constitute or construed to (i) be a disturbance of Tenant's quiet and peaceable possession of the Premises or of any of Tenant's rights under this Lease, or (ii) be an eviction, in whole or in part, constructive or actual, of Tenant or affect Tenant's covenants or obligations hereunder. In the event of a conflict between such rules and regulations and the terms of this Lease, the terms of this Lease, in all incidents, shall control, govern and prevail.

                                    UTILITIES

      Utilities. In the event the Tenant shall use or occupy all or a portion of the Premises, the Landlord shall provide, or cause to be provided to such used or occupied portion of the Premises, all gas, light, heat, air conditioning, electricity, power, local and long distance telephone, and other utility and communication services required for such use or occupancy.

      Excessive Use of Building Systems. If Tenant shall use or occupy the Premises for any purpose other than as permitted under Section 1.8 of this Lease, then Tenant's manner of use or occupancy of the Premises shall not in any manner (i) cause the design loads for the Building or the systems providing exhaust, heating, cooling, ventilation, electrical, life safety, water, sewer or other utility or safety services to the Building to be exceeded or (ii) adversely affect the Building or the operation of said systems in the Premises or the Building or cause deterioration or damage to the Building or to such systems. If Tenant's manner of use or occupancy of the Premises is not in accordance with paragraph 1.8 of this Lease, or in Landlord's reasonable judgment, causes the design loads for the Building or the systems providing exhaust, heating, cooling, ventilation, electrical, life safety, water, sewer or other utility or safety services to the Building to be exceeded or will adversely affect the Building or the operation of said systems in the Premises or the Building or cause deterioration or damages to the Building or to such systems, then Landlord shall deliver written notice thereof to Tenant, and Tenant shall temper such excess loads and correct, repair and restore the portion of the Building so affected and such systems in a timely and expeditious manner by installing supplementary structural support, exhaust, heating, cooling, ventilation, electrical, life safety, water, sewer or other utility or safety systems in the Premises or elsewhere in the Building where necessary at the sole cost of Tenant. In the event of an emergency, Landlord may, but it shall not be required to, without notice to Tenant, correct, repair and restore the portion of the Building so affected. Any expense to Landlord resulting from the operation, repair, maintenance, replacement and removal of any such supplementary structural support, exhaust, heating, cooling, ventilation, electrical, life safety, water, sewer or other utility or safety systems, including rent for space occupied by any such supplementary structural support, exhaust, heating, cooling, ventilation, electrical, life safety, water, sewer or other utility or safety systems installed outside the Premises shall be borne exclusively by Tenant and shall be paid by Tenant to Landlord as Additional Rent promptly upon demand.

                             MAINTENANCE AND REPAIR

      Tenant to Maintain. If, and only if, Tenant shall use or occupy all or a portion of the Premises, Tenant agrees that it will, at its sole cost and expense, keep and maintain such used or occupied portion of the Premises (except the parts that Landlord expressly agrees to maintain, as herein provided, if any) in substantially the same condition as when delivered to Tenant, and shall make all repairs to the Premises and such portion thereof as needed to satisfy the foregoing obligation. Only to the extent required by the preceding sentence, Tenant's obligations under this paragraph shall include (without limitation) repairing and maintaining: items as are required by any governmental agency having jurisdiction (whether the same is ordinary or extraordinary, foreseen or unforeseen) as a result of Tenant's particular manner of use of the Premises; interior walls, and the interior portions of exterior walls; ceilings; floors; utility meters; and pipes and conduits solely within the Premises and serving the Premises only, and those pipes and conduits outside the Premises which are installed by Tenant, or at Tenant's expense, if any. Tenant's obligations hereunder in the event Tenant occupies all or a portion of the Premises, shall also include (without limitation) maintaining, to the extent required by the first sentence of this paragraph, all heating, ventilating, air conditioning, sprinkler, and all other equipment and fixtures located solely within the Premises. Notwithstanding the foregoing, Tenant shall make no alteration or adjustment to/of the sprinkler or alarm systems without Landlord`s prior written consent. If, and only if, Tenant shall use or occupy the Premises, Tenant shall permit no waste, damage or injury to the Premises and shall keep the same in substantially the same condition as existed on the Commencement Date. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to make the repairs required under this paragraph if such repairs are occasioned by any gross negligence or willful misconduct of Landlord or its employees, officers, directors, partners, affiliates, shareholders, agents, contractors, customers, invitees, assignees, subtenants or licensees, any such repairs to be the obligation of Landlord. Nothing contained in this paragraph shall be construed to limit Landlord's maintenance and repair obligations and Landlord's obligations to comply with laws as set forth in this Lease. Tenant shall have no obligation for any maintenance or repairs to the Premises if Tenant does not use or occupy the Premises.

      Landlord's Repairs. Except as otherwise provided in paragraph 8.1 and provided that Tenant is using or occupying all or a portion of the Premises (and then only to the extent necessary to permit Tenant to continue to use or occupy the Premises in substantially the same manner), Landlord shall keep in substantially the same condition as existed as of the date that the Premises were delivered to Tenant the Premises, including, without limitation, the roof, the public areas of the Premises, exterior walls, foundation, and structural portions of the Building; the Common Areas; provided, however, that if any damages or repairs to such areas or systems are occasioned by any gross negligence or willful misconduct of Tenant or its employees, officers, directors, partners, affiliates, shareholders, agents, contractors, customers, invitees, assignees, subtenants or licensees, Tenant shall bear the cost of such repairs. Landlord shall never be liable for any failure to make repairs which Landlord has undertaken to make under this paragraph, or elsewhere in the Lease, unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within five (5) days after receipt of such notice for repairs that are essential to Tenant's use or occupancy of the Premises, or within thirty (30) days after receipt of such notice for repairs that are nonessential (or if such repairs are not capable of being cured within such thirty (30) day period, if Landlord fails to commence such repairs within such 30-day period), or fails to proceed with reasonable diligence to complete such repairs, and then Tenant's sole damages shall be the cost of making such repairs if made by Tenant.

                                   ALTERATIONS

      Tenant's Alterations.

      Tenant's Alterations - No Approval. If Tenant uses or occupies all or a portion of the Premises, Tenant may place and replace its trade fixtures, furniture, floor coverings, equipment and other tangible personal property (collectively, "Tenant's Personal Property") in the Premises and may make alterations, improvements, replacements and other changes (any of the foregoing, an "Alteration") to the Premises, including the Premises Service Systems (as hereinafter defined) provided that (a) the cost of all such Alterations do not exceed $20,000.00 in the aggregate, and (b) such Alterations do not impair the structural integrity of the Building or the operating efficiency thereof. Tenant shall perform all such Alterations in a good and workmanlike manner. As used herein, "Premises Service Systems" shall mean the electrical, HVAC, mechanical, plumbing, safety and health and telecommunications (voice data signal) systems that directly service the Premises from a localized point of distribution. Such systems are dedicated to the Premises at their available capacities and do not service any space other than the Premises.

      Tenant's Alterations - Landlord Approval. Tenant may make all other Alterations if Landlord consents thereto, which consent may be withheld in Landlord's sole discretion. In the absence of such consent from Landlord, Tenant shall not make any such Alterations.

      Tenant's Property. All of Tenant's Personal Property and all non-structural Alterations made during the Term (collectively, "Tenant's Owned Property") shall be owned by and remain the property of Tenant notwithstanding Landlord's obligations to insure any part of the same under paragraph 10.3.

      Tenant's Removal. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall remove, or cause to be removed, any Alterations to the Premises and otherwise leave and surrender the Premises in accordance with paragraph 19.1 of this Lease.

                                    INSURANCE

      Insurance to be Maintained by Tenant. If, and only if, Tenant shall use or occupy the Premises, Tenant will maintain throughout the duration of this Lease, at its sole cost and expense such insurance as is reasonable and customary for tenants of premises similar to the Premises and located in Santa Clara, California. Landlord and any parties designated by Landlord from time to time shall all be named as additional insureds in each policy of such insurance. Notwithstanding anything to the contrary contained herein, during any period in which the Premises are not used or occupied by Tenant, Tenant shall have no obligation to maintain any insurance and Landlord shall maintain comprehensive general liability insurance on the Premises in amounts reasonably determined by Landlord. Tenant shall provide the Landlord with prior written notice in the event Tenant occupies the Premises.

      Evidence of Insurance. Provided Tenant is obligated to maintain insurance as required by paragraph 10.1 hereof, Tenant shall deliver to Landlord, upon Landlord's request, certificates of the insurers evidencing the insurance which is required to be maintained by Tenant hereunder, together with evidence of the payment of all current premiums due therefor. Further, Tenant shall, within thirty (30) days prior to the expiration of any such insurance, upon request of Landlord, deliver replacement or renewal certificates of the insurers evidencing the renewal or replacement of such insurance, together with evidence of the payment of all premiums therefor. Should Tenant fail to maintain or renew the insurance provided for in this Article X, or to pay the premium therefor, or to deliver to Landlord any of such certificates, then and in any of such events Landlord, at its option, but without obligation so to do, may procure such insurance. Any sums expended by Landlord to procure such insurance shall be repaid by Tenant on the first day of the next month following the date on which such expenditure is made by Landlord.

      Landlord's Insurance. Landlord shall maintain casualty insurance with respect to the Premises in the amount in place of the date hereof.

      Insurance Companies. The insurance referred to in this Article X shall be issued by companies of recognized financial standing authorized to issue such insurance in the State of California. Every policy which Tenant is obligated to carry under the terms of this Article X shall contain an agreement by the insurer that it will not cancel or amend such policy except after thirty (30) days prior written notice to Landlord.

      Waiver of Subrogation. Landlord and Tenant agree to have all fire and extended coverage and other property damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of, or waiver of claim for, recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery set forth elsewhere in this Lease, and notwithstanding anything in this Lease which may appear to be to the contrary, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or to increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within ten (10) days following written notice, to pay such increased cost keeping such release or waiver in full force and effect).

                                    CASUALTY

      Options in Event of Casualty.

      Tenant Not Occupying the Premises. If Tenant is not using or occupying the Premises, and the Premises, or any part thereof, are damaged or destroyed by fire or other casualty, Landlord shall have the right to terminate this Lease upon notice to Tenant within three (3) days of such damage or destruction whereupon (i) the term of this Lease shall be deemed to have ended on the date of the damage or destruction, and (ii) Tenant shall have no further obligations under this Lease.

      Tenant Occupying the Premises. If Tenant is using or occupying the Premises, and the Premises, or any part thereof, are damaged or destroyed by fire or other casualty, Tenant shall have the right to terminate this Lease upon notice to Landlord within three (3) days of such damage or destruction whereupon
(i) the term of this Lease shall be deemed to have ended on the date of the damage or destruction, and (ii) Tenant shall have no further obligations under this Lease.

      Non-Abatement of Rent. Base Rent shall not abate during any period that the Premises are rendered and remain partially or totally untenantable by reason of fire or other casualty.

      Insurance Proceeds. If there is an excess of insurance funds available, the excess shall be paid to, and retained solely by, Landlord.

                      WAIVER OF CERTAIN CLAIMS; INDEMNITIES

      Waiver of Certain Claims. To the extent not expressly prohibited by law, Tenant releases Landlord and its beneficiaries, if any, and their agents, servants and employees, from and waives all claims for damages to person or property sustained by Tenant or by any occupant of the Premises, or by any other person, resulting directly or indirectly from fire or other casualty (to the extent covered by insurance) or from any accident in or about the Premises or any part thereof unless caused by the gross negligence or willful misconduct of Landlord or Landlord's employees, officers, directors, partners, affiliates, shareholders, agents, contractors, customers, invitees or licensees. This paragraph 12.1 shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devices or equipment, or flooding of basements, and, except as provided herein, shall apply without distinction as to the person whose act or neglect was responsible for the damage and, except as provided in the foregoing sentence, whether the damage was due to any of the acts specifically enumerated above or from any other thing or circumstance, whether of a like nature or of a wholly different nature.

      Tenant Responsible for Personal Property. All personal property belonging to Tenant or any occupant of the Premises that is in the Premises shall be there at the risk of Tenant or such other person only, and Landlord shall not be liable for damage thereto or theft or misappropriation thereof (unless Landlord or its agents is directly responsible therefor).

      Tenant's Indemnification. Notwithstanding any provision of this Lease to the contrary, if, and only if, Tenant shall use or occupy the Premises, Tenant agrees to pay and to protect, and does herewith indemnify and save harmless, Landlord, and all beneficiaries, employees, officers, directors, partners, affiliates, shareholders, agents, contractors, customers, invitees or licensees of Landlord and Landlord's agent, from and against any and all liabilities, losses, damages, costs, expenses (including all reasonable attorneys fees and expenses of Landlord), causes of action, suits, claims, demands or judgments of any nature accruing by reason of: (a) the negligence, improper conduct, breach of this Lease (other than with respect to the payment of Base Rent) or negligent omissions of Tenant or any person claiming by, through or under Tenant, but only to the extent not covered by insurance; (b) the conduct or management of, or from any work or things whatsoever done in or about, the Premises by Tenant or its employees, officers, directors, partners, affiliates, shareholders, agents, contractors, customers, invitees, assignees, subtenants or licensees; or (c) violation by Tenant of any restriction, statute, law, ordinance or regulation, in each case affecting the Premises with respect to Tenant's particular use of the Premises. Notwithstanding the foregoing, nothing in this Lease shall serve to relieve the Landlord of any liability, or require Tenant to indemnify and hold harmless the Landlord, for any matters that arise out of Landlord's negligent conduct. For purposes of this paragraph 12.3 and anywhere else in this Lease, if Tenant is constructing any improvements to the Premises, Tenant shall be deemed to be using or occupying the Premises.

      Landlord's Indemnification. Notwithstanding any provision of this Lease to the contrary, Landlord agrees to pay and to protect, and does herewith indemnify and save harmless, Tenant, and all beneficiaries, employees, officers, directors, partners, affiliates, shareholders, agents, contractors, customers, invitees or licensees of Tenant, from and against any and all liabilities, losses, damages, costs, expenses (including all reasonable attorneys fees and expenses of Tenant), causes of action, suits, claims, demands or judgments of any nature accruing by reason of: (a) the negligence, improper conduct, breach of this Lease or negligent omissions of Landlord or any person claiming by, through or under Landlord, but only to the extent not covered by insurance; or
(b) the conduct or management of, or from any work or things whatsoever done in or about, the Premises by Landlord or its employees, officers, directors, partners, affiliates, shareholders, agents, contractors, customers, invitees, assignees, subtenants or licensees. Notwithstanding the foregoing, nothing in this Lease shall serve to relieve the Tenant of any liability, or require Landlord to indemnify and hold harmless Tenant, for any matters which arise out of Tenant's negligent conduct.

                            ASSIGNMENT AND SUBLETTING

      Tenant's Assignment/Subletting. The Tenant shall not assign or sublet all or any portion of the Premises without the prior written consent of the Landlord.

                           LANDLORD TERMINATION RIGHT

      Landlord Termination Right.

      Landlord may terminate this Lease at any time upon delivery of written notice to Tenant (the "Termination Notice"), whereupon the Tenant shall be automatically released from all obligations under this Lease arising from and after the date of such termination.

      Notwithstanding the foregoing provisions of paragraph 14.1(a), in the event of a termination of this Lease under this paragraph 14.1 in connection with Landlord's concurrent lease of all or any portion of the Premises to a person or entity unaffiliated with Landlord ("Unaffiliated Party"), Tenant shall pay to Landlord an amount (the "Brokerage Contribution") equal to the pro rata share (calculated based on the number of months remaining in the Lease Term divided by the number of months in the lease) of any leasing commissions arising out of such lease and payable to any Unaffiliated Party that is allocable to the otherwise remaining term of this Lease; provided, the Brokerage Contribution shall not exceed the difference between (x) $2,000,000 and (y) the aggregate amount of Base Rent paid or payable by Tenant through the date of such termination.

                        COMPLIANCE WITH LAW AND CONTRACTS

      Compliance with Law and Contracts. If, and only if, Tenant occupies or uses the Premises, Tenant shall, at its sole cost and expense, comply with all governmental statutes, laws, rules, orders, regulations and ordinances affecting the Premises, or any part thereof, relating to Tenant's particular manner of use thereof, including those which require the making of any unforeseen or extraordinary changes, whether or not any of the same which may hereafter be enacted involve a change of policy on the part of the governmental body enacting the same. Further, if, and only if, Tenant occupies or uses the Premises, Tenant shall, at its sole cost and expense, comply with the requirements of all policies of insurance which at any time may be in force with respect to the Premises, and with the provisions of all contracts entered into by Tenant, and all agreements and restrictions affecting the Premises, or any part thereof. If Landlord receives a notice of violation from any governmental authority of competent jurisdiction, and Tenant is using or occupying the Premises or otherwise may incur liability to such government authority as a result of such violation, Landlord shall, at Landlord's option, either (i) cure the violation disclosed in any such notice to the extent required by applicable law, or (ii) challenge or contest the same (provided that if such challenge or contest is unsuccessful, as determined by a final non-appealable judicial or administrative order, then Landlord shall cure such violation to the extent required by applicable law).

                            SUBORDINATION/SUPERIORITY

      Subordination or Superiority. The rights and interests of Tenant under this Lease shall be subject and subordinate to any mortgage, trust deed or other instrument granting a security interest in the Premises, or other paramount encumbrance that may hereafter be placed upon the Premises, or any part thereof (in this paragraph 16 only, collectively "Mortgage"), and any and all advances to be made under any mortgages, or the interests under any Mortgage, and all renewals, replacements and extensions thereof; unless the mortgagee, trustee or secured party named in any Mortgage expressly subjects and subordinates its rights and interest to those of Tenant under this Lease. Any such mortgagee may elect to give the rights and interests of Tenant under this Lease priority over the lien of its Mortgage. In the event of such election, and upon notification by such mortgagee, trustee or secured party to Tenant to that effect, the rights and interest of Tenant under this Lease shall be superior to the lien of said Mortgage, whether this Lease is dated prior to or subsequent to the date of said Mortgage.

      Liability of Holder of Mortgage; Attornment. It is further agreed that (a) if any Mortgage shall be foreclosed, (i) the holder of the Mortgage, or purchaser at any foreclosure sale (or grantee in a deed in lieu of foreclosure), as the case may be, shall not be (x) liable for any act or omission of any prior landlord (including Landlord), or (y) subject to any offsets or counterclaims which Tenant may have against a prior landlord (including Landlord); (ii) the liability of the mortgagee or trustee hereunder or the purchaser at such foreclosure sale or the liability of an owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building, and such liability shall not continue or survive after further transfer of ownership; and (iii) upon request of the mortgagee or trustee, if the Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; and (b) this Lease may not be modified or amended so as to reduce the Base Rent or shorten the Term provided hereunder (except to the extent expressly provided herein) or so as to adversely affect in any other respect to any material extent the rights of

Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the mortgagee or trustee under any Mortgage.

                         TENANT'S ESTOPPEL CERTIFICATES

      Estoppel Certificate. Tenant will, at any time and from time to time, within ten (10) days of receipt of written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing, executed by an officer of Tenant, certifying as to any matters relating to this Lease as reasonably requested by Landlord.

                                  CONDEMNATION

      Options in the Event of Condemnation.

      Tenant Not Occupying the Premises. If Tenant is not using or occupying the Premises, and all or any portion of the Premises shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, Landlord shall have the right to terminate this Lease upon notice to Tenant within three (3) days of such taking whereupon (i) the term of this Lease shall be deemed to have ended on the date of the taking, and (ii) Tenant shall have no further obligations under this Lease.

      Tenant Occupying the Premises. If Tenant is using or occupying the Premises, and all or any portion of the Premises shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, Tenant shall have the right, to terminate this Lease upon notice to Landlord within three (3) days of such taking whereupon (i) the term of this Lease shall be deemed to have ended on the date of the taking, and (ii) Tenant shall have no further obligations under this Lease.

                                    SURRENDER

      Surrender. If Tenant shall have occupied or used all or a portion of the Premises during the Term, upon the expiration by lapse of time, or earlier termination, of the Term of this Lease, Tenant shall peaceably leave and surrender the Premises to Landlord in substantially the same condition in which the Premises was originally received from Landlord on the Commencement Date, including the removal of any Alterations to the Premises pursuant to Article except as repaired, rebuilt or restored as required by any provision of this Lease, and except for ordinary wear and tear. Tenant shall, at its expense, on or prior to the expiration or earlier termination of the term of this Lease, remove from the Premises all of Tenant's Owned Property situated thereon, and repair any damage caused by such removal. If Tenant does not remove Tenant's Owned Property as aforesaid, Landlord may cause such property to be removed from the Premises and disposed of, but the cost of any such removal and disposition, and the cost of repairing any damage caused by such removal and/or restoring or repairing the Premises shall be borne by Tenant. Landlord shall have no liability to Tenant whatsoever by reason of its removing and disposing of Tenant's Owned Property remaining on the Premises after the expiration or termination of the term of this Lease.

                                     DEFAULT

      Events Constituting Default. Any one of the following occurrences or acts shall constitute an event of default ("Event of Default") under this Lease:

      If Tenant, at any time during the duration of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings in law, in equity or before any administrative tribunal, which have or might have the effect of preventing Tenant from complying with the terms of this Lease):

            fails to pay in full every installment of Base Rent or other sum due hereunder after having been provided with three (3) Business Days written notice that such sums have not been paid in full; or

            if Tenant fails to observe or perform any other covenant or obligation hereunder on or before the date required for performance, and such failure continues for thirty (30) days after delivery of written notice of such failure to Tenant.

            If Tenant files a petition in bankruptcy or for reorganization, or for an arrangement pursuant to any present or future federal or state bankruptcy law, or under any similar federal or state law, or shall be adjudicated a bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Tenant as a bankrupt or its reorganization under any present or future federal or state bankruptcy law, or any similar federal or state law, shall be filed in any court and such petition or answer is not discharged or denied within sixty (60) days after the filing thereof.

            If a receiver, trustee or liquidator of Tenant, or of all or substantially all of the assets of Tenant, or of the Premises or any portion thereof, is appointed in any proceeding brought by or against Tenant, and is not discharged within sixty (60) days after such appointment, or if Tenant consents to or acquiesces to such appointment.

            If Tenant fails to vacate the Premises, and remove all of its personal property therefrom, on or before the expiration or earlier termination of Tenant's right to use or occupy the Premises hereunder.

      Liquidated Damages. At any time after the occurrence of an Event of Default, provided that such Event of Default is uncured, Landlord may, as its sole and exclusive remedy, accelerate all unpaid Base Rent, Additional Rent and other sums due from Tenant under this Lease through the Expiration Date (the "Accelerated Rent") and to demand (by giving written notice of its demand) and recover from Tenant, as and for liquidated and agreed final damages for such Event of Default, such Accelerated Rent. If Landlord so demands, Tenant shall pay such Accelerated Rent within ten (10) days of the notice of demand, and upon Landlord`s receipt of all sums due, this Lease shall terminate and neither Tenant nor Landlord shall thereafter have any liability to the other under this Lease. Landlord and Tenant expressly agree that if Landlord elects to, and does, make the demand for liquidated damages as provided herein, it would be impracticable or extremely difficult to fix the actual damages due Landlord, and that the amount of liquidated damages agreed in this paragraph is a reasonable estimate of Landlord's actual damages and not a penalty. If any statute or rule of law validly limits the amount of such liquidated final damages to less than the amount agreed upon above, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law. Notwithstanding anything to the contrary contained in this Lease, including without limitation, this paragraph 20.2, it is understood and agreed that the maximum amount that Landlord may recover and collect from Tenant in connection with this Lease, including all sums collected as Base Rent, shall be $2,000,000 and any and all amounts that may become due and payable pursuant to the indemnities of Tenant contained under paragraph 12.3 hereof.

      Waiver, Expenses, Etc. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement, or to exercise any option, right, power or remedy contained in this Lease, shall not be construed as a waiver or a relinquishment thereof for the future. Further, the receipt by Landlord of any Base Rent or other additional amounts that may become due and payable hereunder with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord.

      Holdover. If Tenant shall remain in possession of the Premises or shall continue to use or occupy the Premises or any part thereof after the Expiration Date or earlier termination of the Lease without any written agreement between Tenant and Landlord with respect thereto, in addition to any remedies Landlord shall have hereunder upon a default under the Lease, the Base Rent for the duration of such hold-over shall equal 200% of the Base Rent and any applicable Additional Rent payable as of the Expiration Date or earlier termination of the Lease.

                                  MISCELLANEOUS

      Notices Demands and Other Instruments. All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease (in this paragraph only, "notice(s)") shall be in writing. Notices shall be deemed to have been properly given and received
(i) when delivered if personally served and receipted for by the intended recipient, (ii) when received if sent by Federal Express or similar overnight courier service, with all charges prepaid or billed to shipper, (iii) three (3) days after deposit if sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Tenant or Landlord at their respective addresses set forth below, or (iv) upon receipt, if sent by telecopier to the telecopier number set forth below, with confirmation of receipt. Landlord and Tenant shall each have the right, from time to time, to specify as its address for purposes of this Lease any other address in the United States of America upon giving three (3) days written notice thereof, similarly given, to the other party. Notices shall be given at the following addresses:

To Landlord:               Mission West Properties, L.P.
                           10050 Bandley Drive
                           Cupertino, CA 95014
                           Attn:  Carl E. Berg and Raymond V. Marino
                           Telefax No.: 408-725-1626

To Tenant:                 BRE/San Tomas I L.L.C.
                           c/o Blackstone Real Estate Acquisitions III L.L.C.
                           345 Park Avenue
                           New York, New York 10154
                           Attention:  Gary M. Sumers
                           Telefax No.:  212-583-5813

with copy to:              Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention: Gregory J. Ressa, Esq.
                           Telefax No.: 212-455-2502

      Brokerage. Tenant and Landlord each represent and warrant to the other that it has had no dealings with any broker or agent in connection with this Lease. Each party shall indemnify the other for all loss, costs, damages and expenses incurred by such other party as a result of a breach of the foregoing sentence.

      Severability. Each and every covenant and agreement contained in this Lease is, and shall be, construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Landlord, except to the extent in this Lease or as otherwise provided, shall not discharge or relieve Tenant from any of its obligations under this Lease. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the extent permitted by law.

      Binding Effect. All covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Landlord and Tenant to the same extent as if each such successor and assign were, in each case, named as a party to this Lease.

      Headings. The headings to the various articles, paragraphs and sub-paragraphs of this Lease have been inserted for convenient reference only, and shall not, to any extent, have the effect of modifying, amending or changing the expressed terms and provisions of this Lease.

      Interpretation. It is agreed that, in the construction and interpretation of the terms of this Agreement, the rule of construction that a document is to be construed most strictly against the party who prepared the same shall not apply, it being agreed that both parties hereto have participated in the preparation of the final form of this Agreement. The parties hereto agree that it is their intention hereby to create only the relationship of Landlord and Tenant, and that no provision hereof, or act of either party hereunder, shall ever be construed as creating the relationship of principal and agent, or a partnership, or a joint venture or enterprise between the parties hereto. This Lease shall be governed by and interpreted under the laws of the State of California.

      Entire Agreement; Modifications. This Lease embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements (oral or written) are merged into this Lease. Neither this Lease nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date written above.

                Landlord:

                MISSION WEST PROPERTIES, L.P., a Delaware limited partnership

                By: Mission West Properties Inc., its General Partner

                By:
                    -----------------------------
                    Name:
                    Title:

                Tenant:

                BRE/San Tomas I L.L.C., a Delaware limited liability company

                By:
                    -----------------------------
                    Name:
                    Title:

      The undersigned guarantees to Landlord the full performance and observance of all the obligations to be performed by Tenant under the Lease. The undersigned further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, change or extension of the Lease.

          BLACKSTONE REAL ESTATE PARTNERS III L.P., a Delaware limited partnership

          By: Blackstone Real Estate Associates III L.P., a Delaware limited partnership, its general partner

                  By: Blackstone Real Estate Management Associates III L.P., a Delaware limited partnership, its general partner

                           By:      BREA III L.L.C., a Delaware limited
                                    liability company, its general partner

                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                    Exhibit A

                            Legal Description of Land

Real property in the City of Santa Clara, County of Santa Clara, State of California described as follows:

PARCEL ONE:

      PARCEL 1, as shown on that certain Parcel Map, filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

PARCEL ONE-A

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-B

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-C

An easement for storm drain over all those portions of Parcel 2, designated "10' P.S.D.E. established hereon to benefit Parcel 1", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-D

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

Legal Description-Continued

PARCEL TWO

ALL OF PARCEL 2, as shown on Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

Excepting Therefrom, a portion of said Parcel 2 described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the Common Corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner to said Parcels 2 and 3;

Thence along a common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL TWO-A

An easement for ingress and egress over all those portions of Parcel 1, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-B

An easement for ingress and egress over all those portions of Parcel 3, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49 pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-C

An easement for ingress and egress over all those portions of Parcel 4, as shown and designated "P.I.E.E. Established Hereto To Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-D

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-E

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-F

An easement for storm drain over all those portions of Parcel 4, designated "10' S.D.E. (3) Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-G

An easement for landscape over all those portions of Parcel 1, designated "P.L.E. Established Herein to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-H

An easement for landscape over all those portions of Parcel 4, designated "15' P.L.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-I

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-J

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL THREE

ALL OF PARCEL 3, as shown on Parcel Map filed on May 13, 1993 in Book 646 of Maps Pages 46 through 49 Santa Clara County Records.

Together with a portion of Parcel 2 as shown on said Map, said portion of Parcel 2 being more particularly described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the common corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence, along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner of said Parcels 2 and 3;

Thence along said common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL THREE-A

An Easement for sanitary sewer over those portions of Parcel 2, designated "10' P.S.S.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL THREE-B

An easement for ingress and egress over all those portions of Parcel 2, designated "P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed fore record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL THREE-C

An Easement for ingress and egress over those portions of Parcel 2, designated "21' P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

ARB: 224-10-100.04

PARCEL FOUR

ALL OF PARCEL 4, and a portion of Parcel 5, as shown Parcel Map filed for record on May 13, 1993 in Book 646 of Maps, Pages 46, 47, 48 and 49, Santa Clara County Records.

Beginning at a point in the Westerly boundary of Scott Boulevard at an easterly corner of said Parcel 5 as said Boulevard and Parcel are shown on said map, said point being the northeasterly corner of Parcel "A" as said Parcel is shown on Record of Survey Map filed for record on February 10, 1967 in Book 219 of Maps at Page 5, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and Parcel "A", North 89(degree) 28' 12" West, 120.00 feet and South 0(degree) 59' 10" West, 124.00 feet to the northerly boundary of the "MARCIA J. MCMANUS PROPERTY", as shown on Record of Survey Map filed for record on January 13, 1961 in Book 128 of Maps at Page 48, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and McManus Property, North 89(degree) 28' 12" West, 62.89 feet to the Northwesterly corner of said McManus Property;

Thence, North 89(degree)28' 12" West, 38.94 feet to a Southeasterly corner of said Parcel 4;

Thence along a common boundary to said Parcels 4 and 5, North 89(degree) 29' 12" West, 161.06 feet to a Northeasterly corner of that certain 3.924 net acre parcel as shown on Record of Survey Map filed for record on May 22, 1959 in Book 106 of Maps at Page 54, Santa Clara County Records.

Thence along the common boundary of said Parcel 4 and said 3.924 net acre parcel, North 89(degree) 29' 54" West, 362.84 feet to an easterly boundary of Parcel I as shown on Parcel Map filed for record on September 19, 1990 in Book 618 of Maps at Pages 36, 37 and 38, Santa Clara County Records.

Thence, along the common boundaries of said Parcel 4 and said Parcel 1, North 1(degree) 04' 25" East, 302.38 feet, South 89(degree) 29' 54" East, 42.42 feet, and North 0(degree) 30' 06" East, 80.00 feet to a corner of Parcel 2 as said Parcel 2 is shown on first said Parcel Map;

Thence, continuing along the projection of the last mentioned course and a common boundary of said Parcel 4 and said Parcel 2, North 0(degree) 30' 06" East, 20.00 feet;

Thence, continuing along a common boundary of said Parcel 4 and said Parcel 2, South 89(degree) 28' 22" East, 703.69 feet to said Westerly boundary of Scott Boulevard;

Thence, along last said boundary, South 0(degree) 59' 10" West, 278.25 feet to the Point of Beginning.

PARCEL FOUR-A

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

                                    Exhibit F

                          FORM OF TENANT NOTICE LETTER

                [BRE/SAN TOMAS I L.L.C.][BRE/SAN TOMAS II L.L.C.]
               c/o Blackstone Real Estate Acquisitions III L.L.C.
                          345 Park Avenue - 32nd Floor
                            New York, New York 10154]

                                                                 _____ ___, 2003

BY CERTIFIED MAIL

[Name and Address
of Tenant]

                             Premises: [___________]

Gentlemen and Ladies:

      Please be advised that effective the date set forth above, the Premises have been conveyed to Mission West Properties, L.P., a Delaware limited partnership ("Buyer"), whose mailing address is 10050 Bandley Drive, Cupertino, CA 95014. You are hereby irrevocably and unconditionally directed that, effective immediately, all future communications, rents and payments are to be directed as follows: Mission West Properties, L.P., 10050 Bandley Drive, Cupertino, CA 95014, Ph. 408-725-0700, Fax. 408-725-1626.

      Buyer has assumed all of the obligations of the landlord under your leases from this day forward including any obligation to return your security deposit, if any, in accordance with the provisions of your existing lease.

                          Very truly yours,

                          [BRE/SAN TOMAS I L.L.C., a Delaware limited liability company]

                          By:
                              ------------------------------
                              Name:
                              Title:

                          [BRE/SAN TOMAS I L.L.C., a Delaware limited liability company]

                          By:
                              ------------------------------
                              Name:
                              Title:

                          MISSION WEST PROPERTIES, L.P.,

                          By: Mission West Properties, Inc., its General Partner

                          By:
                              ------------------------------
                              Name:
                              Title:

                                    Exhibit G

                         Form of LETTER OF CREDIT Notice

                             BRE/SAN TOMAS I L.L.C.
               c/o Blackstone Real Estate Acquisitions III L.L.C.
                          345 Park Avenue - 32nd Floor
                            New York, New York 10154

                                April ___, 2003

BY CERTIFIED MAIL

JDS Uniphase Corporation
2300 Central Expressway
Santa Clara, CA 95050

            RE: Letter of Credit No. 3053587 ("Letter of Credit") -- 2300 Central Expressway

Ladies and Gentlemen:

      Effective the date set forth above, the Premises have been conveyed to Mission West Properties, L.P., a Delaware limited partnership ("Buyer"), whose mailing address is 10050 Bandley Drive, Cupertino, CA 95014.

      Attached please find a copy of the Letter of Credit currently in place for JDS Uniphase Corporation ("JDS") at 2300 Central Expressway under that certain Lease Agreement dated January 24, 2001 ("Lease") by and between BRE/San Tomas I L.L.C., as landlord ("BRE") and JDS, as tenant.

      Pursuant to Section 44 of the Lease, the Letter of Credit shall name BRE, its successors and assigns, as beneficiary. The Letter of Credit names BRE, but not its successors and assigns, as beneficiary. Therefore, Bank of America has advised us that the existing Letter of Credit is not transferable. Please instruct Bank of America to terminate the Letter of Credit and issue a new letter of credit naming Buyer as beneficiary as soon as possible after April __, 2003.

      Thank you for your attention to this matter, and please feel free to contact Karen Sprogis at (212) 583-5854 or Ray Marino at (408) 725-7632 if you have any questions.

                                    Very truly yours,

                                    BRE/SAN TOMAS I L.L.C., a Delaware limited liability company

                                    By:
                                        -------------------------
                                        Name:  Karen Sprogis
                                        Title:  Managing Director

                                    BUYER:

                                    MISSION WEST PROPERTIES, L.P.,

                                    By:  Mission West Properties, Inc., its
                                         General Partner

                                    By:
                                        --------------------------
                                        Name:
                                        Title:

                                    Exhibit H

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Mission West Properties, L.P.
10050 Bandley Drive
Cupertino, CA 95014
Attn: Raymond V. Marino

                   (Space above this line for Recorder's use)

      The undersigned grantors declare:

      AMOUNT OF DOCUMENTARY TRANSFER TAX DUE IS SHOWN ON SEPARATE PAPER

                                   GRANT DEED

      THIS DEED is made and entered into as of the ___ day of April, 2003 by BRE/SAN TOMAS I L.L.C., a Delaware limited liability company and BRE/SAN TOMAS II L.L.C., a Delaware limited liability company (together, the "Grantors"), whose mailing address is 345 Park Avenue, 32nd Floor, New York, New York 10154 to Mission West Properties, L.P., a Delaware limited partnership ("Grantee"), whose mailing address is 10050 Bandley Drive, Cupertino, CA 95014. Wherever used herein, the terms "Grantors" and "Grantee" shall include all of the parties to this instrument and their respective successors and assigns.

      GRANTORS, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant unto Grantee:

      ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate lying and being in the City and County of Santa Clara, State of California, as more particularly described on Schedule A attached hereto and by this reference made a part hereof (the "Real Property");

TOGETHER WITH all right, title and interest, if any, of Grantors in and to any streets and roads abutting the above described Real Property to the center lines thereof;

TOGETHER with the appurtenances and all estate and rights of Grantors in and to said Real Property;

TO HAVE and to hold the same unto the Grantee forever.

      Grantors have duly executed this deed as of the date first above written.

Witnessed by:                       BRE/SAN TOMAS I L.L.C., a Delaware limited
                                    liability company

                                    By:
                                        ----------------------------------
                                        Name:  Karen Sprogis
                                        Title: Managing Director and Vice
                                               President

                                    BRE/SAN TOMAS II L.L.C., a Delaware limited liability company

                                    By: -----------------------------------
                                        Name:  Karen Sprogis
                                        Title: Managing Director and Vice
                                               President

                      MAIL TAX STATEMENTS AS DIRECTED ABOVE

Schedules:
----------

Schedule A        Legal Description

State of ____________      )
                                    ) ss:
County of ____________     )

      On April ___, 2003, before me, ______________________, Notary Public, in and for said State, personally appeared ________________________, personally known to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that s/he executed the same in his/her authorized capacity as the _____________________ of _______________________ and
that by his/her signature on the instrument such person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

         (Seal of Notary)

                             --------------------------
                             Name:
                             My commission expires:

State of ____________      )
                                    ) ss:
County of ____________     )

      On April ___, 2003, before me, ______________________, Notary Public, in and for said State, personally appeared ________________________, personally known to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that s/he executed the same in his/her authorized capacity as the _____________________ of _______________________ and
that by his/her signature on the instrument such person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

         (Seal of Notary)

                             --------------------------
                             Name:
                             My commission expires:

                            Schedule A to Grant Deed

                                Legal Description

Real property in the City of Santa Clara, County of Santa Clara, State of California described as follows:

PARCEL ONE:

      PARCEL 1, as shown on that certain Parcel Map, filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

PARCEL ONE-A

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-B

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-C

An easement for storm drain over all those portions of Parcel 2, designated "10' P.S.D.E. established hereon to benefit Parcel 1", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-D

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

Legal Description-Continued

PARCEL TWO

ALL OF PARCEL 2, as shown on Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

Excepting Therefrom, a portion of said Parcel 2 described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the Common Corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner to said Parcels 2 and 3;

Thence along a common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL TWO-A

An easement for ingress and egress over all those portions of Parcel 1, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-B

An easement for ingress and egress over all those portions of Parcel 3, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49 pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-C

An easement for ingress and egress over all those portions of Parcel 4, as shown and designated "P.I.E.E. Established Hereto To Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-D

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-E

An easement for storm drain over all those portions of Parcel 3, designated "10' P.S.D.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-F

An easement for storm drain over all those portions of Parcel 4, designated "10' S.D.E. (3) Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-G

An easement for landscape over all those portions of Parcel 1, designated "P.L.E. Established Herein to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-H

An easement for landscape over all those portions of Parcel 4, designated "15' P.L.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-I

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-J

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL THREE

ALL OF PARCEL 3, as shown on Parcel Map filed on May 13, 1993 in Book 646 of Maps Pages 46 through 49 Santa Clara County Records.

Together with a portion of Parcel 2 as shown on said Map, said portion of Parcel 2 being more particularly described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the common corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence, along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner of said Parcels 2 and 3;

Thence along said common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL THREE-A

An Easement for sanitary sewer over those portions of Parcel 2, designated "10' P.S.S.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL THREE-B

An easement for ingress and egress over all those portions of Parcel 2, designated "P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed fore record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL THREE-C

An Easement for ingress and egress over those portions of Parcel 2, designated "21' P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

ARB: 224-10-100.04

PARCEL FOUR

ALL OF PARCEL 4, and a portion of Parcel 5, as shown Parcel Map filed for record on May 13, 1993 in Book 646 of Maps, Pages 46, 47, 48 and 49, Santa Clara County Records.

Beginning at a point in the Westerly boundary of Scott Boulevard at an easterly corner of said Parcel 5 as said Boulevard and Parcel are shown on said map, said point being the northeasterly corner of Parcel "A" as said Parcel is shown on Record of Survey Map filed for record on February 10, 1967 in Book 219 of Maps at Page 5, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and Parcel "A", North 89(degree) 28' 12" West, 120.00 feet and South 0(degree) 59' 10" West, 124.00 feet to the northerly boundary of the "MARCIA J. MCMANUS PROPERTY", as shown on Record of Survey Map filed for record on January 13, 1961 in Book 128 of Maps at Page 48, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and McManus Property, North 89(degree) 28' 12" West, 62.89 feet to the Northwesterly corner of said McManus Property;

Thence, North 89(degree)28' 12" West, 38.94 feet to a Southeasterly corner of said Parcel 4;

Thence along a common boundary to said Parcels 4 and 5, North 89(degree) 29' 12" West, 161.06 feet to a Northeasterly corner of that certain 3.924 net acre parcel as shown on Record of Survey Map filed for record on May 22, 1959 in Book 106 of Maps at Page 54, Santa Clara County Records.

Thence along the common boundary of said Parcel 4 and said 3.924 net acre parcel, North 89(degree) 29' 54" West, 362.84 feet to an easterly boundary of Parcel I as shown on Parcel Map filed for record on September 19, 1990 in Book 618 of Maps at Pages 36, 37 and 38, Santa Clara County Records.

Thence, along the common boundaries of said Parcel 4 and said Parcel 1, North 1(degree) 04' 25" East, 302.38 feet, South 89(degree) 29' 54" East, 42.42 feet, and North 0(degree) 30' 06" East, 80.00 feet to a corner of Parcel 2 as said Parcel 2 is shown on first said Parcel Map;

Thence, continuing along the projection of the last mentioned course and a common boundary of said Parcel 4 and said Parcel 2, North 0(degree) 30' 06" East, 20.00 feet;

Thence, continuing along a common boundary of said Parcel 4 and said Parcel 2, South 89(degree) 28' 22" East, 703.69 feet to said Westerly boundary of Scott Boulevard;

Thence, along last said boundary, South 0(degree) 59' 10" West, 278.25 feet to the Point of Beginning.

PARCEL FOUR-A

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL FIVE

A portion of PARCEL 5, as shown on that certain Parcel Map, filed for record on May 13, 1993 in Book 646 of Maps at Pages 46, 47, 48 and 49 Santa Clara County Records and a portion of 3.924 net acre parcel as shown on Record of Survey filed for record on May 22, 1959 in Book 106 of Maps at Page 54, Santa Clara County Records more particularly described as follows:

COMMENCING at a point in the Westerly boundary of Scott Boulevard at a Southeasterly corner of said Parcel 5, as said Boulevard and Parcel are shown on said map, said point being the Northeasterly corner of Parcel "A" as shown on Record of Survey Map filed for record on February 10, 1967 in Book 219 of Maps, at Page 5, Santa Clara County Records;

Thence along the common boundaries of said Parcel 5 and said Parcel "A", North 89(degree) 28' 12" West, 120.00 feet and South 0(degree) 59' 10" West, 124.00 feet to the Northerly boundary of the "MARCIA J. MC MANUS PROPERTY", as shown on Record of Survey Map filed for record on January 13, 1961 in Book 128 of Maps at Page 48, Santa Clara County Records.

Thence, along the common boundaries of said PARCEL 5 and said MC MANUS PROPERTY, North 89(degree) 28' 12" West, 62.89 feet to the True Point of Beginning.

Thence from said True Point of Beginning continuing along a common boundary of said Parcel 5 and said MC MANUS PROPERTY South 0(degree) 57' 22" West, 100.00 feet to the Northeasterly corner of that certain parcel described in the Deed from William McCann, et us, to Joseph N. Gresham, et ux, by instrument dated April 20, 1956 and recorded April 23, 1956 in Book 3474 of Official Records, Page 190;

Thence, along the common boundaries of said Parcel 5 and said parcel from McCann to Gresham, North 89(degree) 28' 12" West, 15.00 feet and South 0(degree) 57' 22" West, 165.00 feet to a Northerly boundary of that certain 3.924 net acre parcel as shown on Record of Survey Map filed for record on May 22, 1959 in Book 106 of Maps, at Page 54, Santa Clara County Records;

Thence, along last said Northerly boundary, South 89(degree) 28' 12" East,
197.75 feet to the Westerly boundary of said Scott Boulevard;

Thence, along last said boundary South 00(degree) 59' 10" West, 2.96 feet to the Northerly end of return for Northwest corner of Scott Boulevard and Walsh Avenue as shown on Record of Survey Map filed on July 17, 1967 in Book 225 of Maps, Pages 14 and 15, Santa Clara County Records;

Thence, along said return on a tangent curve deflecting to the right with a radius of 140.00 feet, through a central angle of 18(degree) 00' 00" an arc distance of 43.98 feet;

Thence along a tangent curve deflecting to the right with a radius of 40.00 feet, through a central angle of 53(degree) 30' 56" an arc distance of 37.36 feet;

Thence along a tangent curve deflecting to the right with a radius of 140.00 feet, through a central angle of 18(degree) 00' 00" an arc distance of 43.98 feet to the Northerly boundary of said Walsh Avenue;

Thence, North 89(degree) 29' 54" West, 670.84 feet to an Easterly boundary of Parcel 1 as shown on Parcel Map filed for record on September 19, 1990 in Book 618 of Maps at Pages 36, 37 and 38, Santa Clara County Records.

Thence, along the common boundary of said Parcel 1 and 3.924 net acre parcel, North 01(degree) 04' 25" East, 343.57 feet to the Southwesterly corner of Parcel 4 as shown on first said Parcel Map;

Thence, along the common boundary of said Parcel 4 and said 3.294 net acre parcel South 89(degree) 29' 54" East 362.84 feet to a Westerly corner of said Parcel 5;

Thence, along a common boundary of said Parcels 4 and 5 and its Easterly projection South 89(degree) 28' 12" East, 200.00 feet to the True Point of Beginning.

PARCEL FIVE-A

A right of way for ingress and egress over a strip of land 20 feet wide, the center line of which is described as follows:

Beginning at a point in the quarter section line running North and South through the center of Section 34, Township 6 South, Range 1 West, M.D.B. & M. distant thereon South 0(degree) 03' West 100 feet from the Northeast corner of the South 1/2 of the Northwest 1/4 of Section 34, Township 6 South, Range 1 West M.D.B. &
M. said Northeast corner also being the Northeasterly corner of that certain 2 acre tract of land described in the Deed from Joseph F. Costa et al., to Geo P. Peterson, et ux, dated January 2, 1947, recorded January 3, 1947 in Book 1403 Official Records, Page 295, Santa Clara County Records; the true point of beginning of the right of way to be described; thence leaving said quarter section line and running parallel with the Northerly line of said 2 acre tract South 89(degree) 45' West 250.60 feet to the Northeasterly corner of that certain parcel of land conveyed to Joseph N. Gresham et ux in Deed recorded April 23, 1956 in Book 3474, Page 190, Official Records.

Less that portion lying within the Right-of-Way of Scott Boulevard.

PARCEL FIVE-B

A non-exclusive easement for pedestrian and vehicular access as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

                                    Exhibit I

                                  BILL OF SALE

      [BRE/SAN TOMAS I L.L.C.][BRE/SAN TOMAS II L.L.C.], a Delaware limited liability company, whose address is 345 Park Avenue, New York, New York 10154 (hereinafter referred to as "Seller"), in consideration of Ten ($10.00) Dollars in hand paid by MISSION WEST PROPERTIES, L.P., a Delaware limited partnership having an address at 10050 Bandley Drive, Cupertino, CA 95014 (hereinafter referred to as "Buyer"), the receipt and sufficiency of which is hereby acknowledged, does hereby sell, grant, assign, convey, transfer, set over, and quit-claim unto Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the Personal Property (as defined in that certain Purchase and Sale Agreement dated as of April ___, 2003 ("Purchase Agreement") between the Seller, as seller and Buyer, as buyer.

      TO HAVE AND TO HOLD the Personal Property unto Buyer, its successors and assigns forever.

      This Bill of Sale is made without warranty or representation, express or implied, by or recourse against Seller of any kind or nature whatsoever except as set forth in the Purchase Agreement.

      This Bill of Sale has been duly executed by Seller as of the ____ day of April, 2003.

                                   [BRE/SAN TOMAS I L.L.C., a Delaware limited liability company]

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                   [BRE/SAN TOMAS II L.L.C., a Delaware limited liability company]

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                   BRE/SAN TOMAS II L.L.C., a Delaware limited liability company

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                    Exhibit J

                            FORM OF ENTITY TRANSFEROR
                         FOREIGN INVESTORS REAL PROPERTY
                       TAX ACT CERTIFICATION AND AFFIDAVIT

      Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Mission West Properties, L.P., a Delaware limited partnership (the "Transferee") that withholding of tax is not required upon disposition of a U.S. real property interest by [BRE/SAN TOMAS I L.L.C.][BRE/SAN TOMAS II L.L.C.], a Delaware limited liability company (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

      (a) Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

      (b) The U.S. employer identification number of Transferor is ___________;

      (c) Transferor has an address at 345 Park Avenue, New York, New York
10154.

      (d) The address of the subject property is ________________, ________.

      Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

      Under penalties of perjury, I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

April ___, 2003

                                   [BRE/SAN TOMAS I L.L.C., a Delaware limited liability company]

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                   [BRE/SAN TOMAS II L.L.C., a Delaware limited liability company]

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                    SCHEDULES

                                       for

                         AGREEMENT OF PURCHASE AND SALE

                                      among

                           BRE/SAN TOMAS I L.L.C. and

                       BRE/SAN TOMAS II L.L.C., the SELLER

                                       and

                    MISSION WEST PROPERTIES, L.P., the BUYER

----------

Exhibits
--------

Exhibit A         -    Form of Tenant Estoppel Certificate
Exhibit B         -    Form of Assignment of Leases
Exhibit C         -    Form of Assignment of Contracts
Exhibit D         -    Form of Assignment of Unisys Indemnity
Exhibit E         -    Form of BRE I Lease
Exhibit F         -    Form of Tenant Notices
Exhibit G         -    Form of Letter of Credit Notice
Exhibit H         -    Form of Grant Deed
Exhibit I         -    Form of Bill of Sale
Exhibit J         -    Form of FIRPTA Certificate

Schedules
---------

Schedule A        -    Land
Schedule 2.1(ii)  -    Personal Property
Schedule 2.1(iv)  -    Warranties
Schedule 3.2(a)   -    Contracts
Schedule 3.2(b)   -    Space Leases
Schedule 3.2(c)   -    Brokerage Commissions and Agreements
Schedule 3.2(e)   -    Litigation and Pending Actions
Schedule 4.2(a)   -    Leasing Costs
Schedule 6.3      -    Insurance Policies
Schedule 8.1(a)   -    Additional Rent Due to Seller
Schedule 8.7      -    Security Deposits Held by the Seller
Schedule 10.1     -    Tax Appeals

Mission West Properties, Inc. agrees to furnish supplementally a copy of any omitted schedule (or exhibit) to the Securities and Exchange Commission upon request.

                                          Mission West Properties, Inc.

                                          By: /s/ Wayne N. Pham
                                              -------------------------------
                                              Wayne Pham
                                          Its: Vice President of Finance and
                                               Controller